1933 Act No. 333-36019 1940 Act No. 811-08365

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 34	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 35	[X]

EVERGREEN SELECT FIXED INCOME TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on March 1, 2005 pursuant to paragraph (b)

[ ] 60 days  after  filing  pursuant  to  paragraph  (a)(i)
[ ] on (date)  pursuant  to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph  (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ] 60 days after filing pursuant to paragraph  (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)

This Post-Effective Amendment relates solely to the Evergreen International Bond Fund Series. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

The prospectuses and statement of additional information contained in this Registration Statement combine information relating to various global and international funds within the Evergreen family of funds. Evergreen International Bond Fund is a series of the Registrant. Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund (formerly Evergreen Global Leaders Fund), Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund (the “Other Funds”) are series of Evergreen International Trust. Information regarding the Other Funds is contained herein solely due to the fact that the series of the Registrant referred to above is offered in a combined prospectus together with the Other Funds. This Registration Statement does not relate to the Other Funds or purport to register the Other Funds or any offering of their shares with the Commission.

EVERGREEN SELECT FIXED INCOME TRUST

CONTENTS OF

POST-EFFECTIVE AMENDMENT NO. 34

TO

REGISTRATION STATEMENT ON FORM N-1A

This Post-Effective Amendment No. 34 to Registrant's Registration Statement No. 333-36019/811-08365 consists of the following pages, items of information and documents:

The Facing Sheet

PART A
-----------

Prospectus for Classes A, B, C and I shares of Evergreen
International Bond Fund, as supplemented from
time to time, contained herein.

Prospectus for Class IS shares of Evergreen International Bond
Fund, as supplemented from time to time, contained herein.

PART B
----------

Statement of Additional Information for Evergreen International Bond Fund,
as supplemented from time to time, contained herein.

PART C
----------

Exhibits
Indemnification
Business and Other Connections of Investment Advisor
Principal Underwriter
Location of Accounts and Records

Management Services

Undertakings

Notice

Signatures

EVERGREEN SELECT FIXED INCOME TRUST

PART A

PROSPECTUS

Prospectus, March 1, 2005

Evergreen
Global and International Funds

Evergreen Emerging Markets Growth Fund
Evergreen Global Large Cap Equity Fund
(formerly Evergreen Global Leaders Fund)
Evergreen Global Opportunities Fund
Evergreen International Bond Fund
Evergreen International Equity Fund
Evergreen Precious Metals Fund
Class A
Class B
Class C
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Emerging Markets Growth Fund
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen International Bond Fund
Evergreen International Equity Fund
Evergreen Precious Metals Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Fund's Sub-Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How To Reduce or Eliminate Your Sales Charge
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds

More Information about the Funds' Fees and Expenses

Financial Highlights
Other Fund Practices
Fund Governance

Fund Operating Policies and Procedures

Index Descriptions

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives that seek capital growth. Evergreen International Bond Fund also seeks current income. The Funds invest a significant portion of their assets in securities of issuers located outside the United States.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Global and International Funds

typically rely on a combination of the following strategies:

  investing substantially all of their assets in equity securities of issuers located in foreign countries, including developed and/or emerging markets;

  investing primarily or a portion of their assets in debt securities;
  investing in a combination of countries which includes the United States and foreign markets;
  visiting the countries that the Fund may invest in or already invests in, to evaluate the political, economic and social trends that may affect investments in those countries; and

  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  are seeking capital growth and/or income; and
  are more aggressive and are interested in investment opportunities found in the more volatile climate of international or emerging markets.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

Each Fund may temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to a Fund. These transactions are subject to the risk that such third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Foreign Currency Transaction Risk

A Fund that invests in foreign securities may also engage in foreign currency transactions. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into currency futures contracts and foreign currency exchange contracts to hedge the U.S. dollar value of a security it already owns. A Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of a Fund's investments are denominated. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. A Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in w hich a Fund's holdings are denominated.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Emerging Market Risk

An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but the potential for rapid growth (which can lead to instability). A Fund’s investment in securities of companies located in emerging countries could expose it to certain risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

Concentration Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. A Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different countries.

Emerging Markets Growth Fund

FUND FACTS:

Goal:

  Long-Term Capital Growth

  Principal Investment:

  Emerging Markets Equity Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EMGAX (Class A)
  EMGBX (Class B)
  EMGCX (Class C)
  EMGYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks to provide shareholders with long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets. Emerging markets countries include, but are not limited to, South Korea, Brazil, Russia, China, South Africa, Mexico, Taiwan, India and Malaysia. The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country. The Fund invests in securities across all market capitalizations that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. This style of diversified equity management is best defined as a blend between growth and value stocks. For growth investments, the portfolio managers seek, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio managers seek securities that are undervalued in the marketplace and which have a trigger, or catalyst, that will cause the value to eventually be realized.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Foreign Investment Risk
    Investment Style Risk
    Emerging Market Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
2.07	10.01	13.48	- 22.97	55.28	- 33.36	0.62	- 3.71	57.68	17.81

Best Quarter:	4th Quarter 1999	+ 32.86%
Worst Quarter:	3rd Quarter 2001	- 20.65%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF). Please see the "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/6/1994
Class A	9/6/1994	11.03%	2.47%	5.59%	3.37%
Class A	9/6/1994	11.03%	2.44%	5.48%	N/A
(after taxes on distributions) [1]
Class A	9/6/1994	7.17%	2.11%	4.84%	N/A
(after taxes on distributions and sale of Fund shares) [1]
Class B	9/6/1994	12.02%	2.64%	5.44%	3.22%
Class C	9/6/1994	15.94%	2.98%	5.44%	3.22%
Class I	9/6/1994	18.10%	4.02%	6.54%	4.27%
MSCI EMF		25.95%	4.62%	3.30%	1.77%

  1.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	5.75%[2]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [2]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [3]	1.00%	1.00%	1.00%	1.00%

  2.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  3.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees [4]	1.28%	1.28%	1.28%	1.28%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.49%	0.49%	0.49%	0.49%
Total Fund Operating Expenses [5]	2.07%	2.77%	2.77%	1.77%

  4.  These fees have been restated to reflect current fees.

  5.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 2.02% for Class A, 2.72% for Class B, 2.72% for Class C, and 1.72% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 773	$ 780	$ 380	$ 180	$ 280	$ 280
3 years	$ 1,186	$ 1,159	$ 859	$ 557	$ 859	$ 859
5 years	$ 1,625	$ 1,664	$ 1,464	$ 959	$ 1,464	$ 1,464
10 years	$ 2,837	$ 2,932	$ 3,099	$ 2,084	$ 2,932	$ 3,099

  Global Large Cap Equity Fund

  FUND FACTS:

  Goal:

  Long-Term Capital Growth

  Principal Investment:

  Equity Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EAGLX (Class A)
  EBGLX (Class B)
  ECGLX (Class C)
  EYGLX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks to provide shareholders with long-term growth of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in the equity securities of large companies located in the world's major industrialized countries (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time of purchase). As of December 31, 2004, the MSCI World Free Index had a market capitalization range of approximately $89 million to $385 billion. Under normal market conditions, the Fund will seek to maintain a weighted average market capitalization about $10 billion. The Fund will make investments in no less than three countries, including the U.S., and may invest more than 25% of its assets in any country. Under normal circumstances, the Fund's allocation between U.S. and foreign securities will be within 10% of the U.S. and foreign weightings of the MSCI World Free Index. The Fund's portfolio managers select stocks using a style of diversified equity management best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies that the Fund's portfolio managers believe are expected to have above average earnings growth or improvement in earnings. "Value" stocks are stocks of companies that the Fund's portfolio managers believe are undervalued. Additionally, the portfolio managers may also consider companies with a unique competitive position or proven record of leadership, or a company that has, in other ways, undertaken efforts to strengthen its leadership position.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Foreign Investment Risk
    Market Capitalization Risk
    Investment Style Risk
    Concentration Risk

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each full calendar year since the Class I shares' inception on 11/1/1995. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1996	1997	1998	1999	2000	2001	2002	2003	2004
19.33	13.66	21.08	23.82	- 9.19	- 14.69	- 20.98	23.21	7.93

Best Quarter:	4th Quarter 1998	+ 20.04%
Worst Quarter:	3rd Quarter 2002	- 18.06%

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International World Free Index (MSCI World Free). Please see the "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/1/1995
Class A	6/3/1996	1.44%	- 5.40%	N/A	5.09%
Class B	6/3/1996	1.89%	- 5.34%	N/A	5.06%
Class C	6/3/1996	5.90%	- 4.98%	N/A	5.04%
Class I	11/1/1995	7.93%	- 4.03%	N/A	6.04%
Class I	11/1/1995	7.93%	- 4.20%	N/A	5.86%
(after taxes on distributions) [2]
Class I	11/1/1995	5.15%	- 3.41%	N/A	5.25%
(after taxes on distributions and sale of Fund shares) [2]
MSCI World Free		14.72%	- 2.45%	N/A	7.35%

  1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [4]	1.00%	1.00%	1.00%	1.00%

  3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  4.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.87%	0.87%	0.87%	0.87%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.83%	0.83%	0.83%	0.83%
Total Fund Operating Expenses [5]	2.00%	2.70%	2.70%	1.70%

  5.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 1.93% for Class A, 2.63% for Class B, 2.63% for Class C, and 1.63% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 766	$ 773	$ 373	$ 173	$ 273	$ 273
3 years	$ 1,166	$ 1,138	$ 838	$ 536	$ 838	$ 838
5 years	$ 1,591	$ 1,630	$ 1,430	$ 923	$ 1,430	$ 1,430
10 years	$ 2,768	$ 2,863	$ 3,032	$ 2,009	$ 2,863	$ 3,032

  Global Opportunities Fund

  FUND FACTS:

  Goal:

  Capital Growth

  Principal Investment:

  Equity Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKGAX (Class A)
  EKGBX (Class B)
  EKGCX (Class C)
  EKGYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 65% of its assets in equity securities such as common stocks, convertible securities, and preferred stocks. The Fund invests principally in the small- to medium-sized companies (i.e. companies with market capitalizations under $8.5 billion at the time of purchase). In selecting equity investments for the Fund, the portfolio managers attempt to identify companies that are well managed and positioned to achieve above-average increases in revenue and earnings and otherwise have strong prospects for continued growth. The Fund may also invest in U.S. Government securities and debt securities of foreign governmental entities and of international or supranational agencies or organizations (such as the World Bank) and in time deposits with U.S. and foreign banks. The Fund may hold a portion of its assets in cash and cash equivalents.

  The Fund normally holds securities of issuers located in at least three countries. The portfolio managers seek to identify countries where economic, financial, and political factors are favorable to the growth prospects of companies in which the Fund invests. The portfolio managers may invest in certain securities or securities denominated in certain currencies to take advantage of anticipated favorable changes in foreign currency exchange rates. The Fund may invest in companies located in countries with developed or emerging markets.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Interest Rate Risk
    Credit Risk
    Foreign Investment Risk
    Market Capitalization Risk
    Investment Style Risk
    Emerging Market Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
23.66	3.56	1.10	- 1.44	76.80	- 8.46	- 13.49	- 20.70	49.42	23.68

Best Quarter:	4th Quarter 1999	+ 44.96%
Worst Quarter:	3rd Quarter 1998	- 23.16%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Russell 2000® Growth Index (Russell 2000 Growth). Please see the "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/16/1988
Class A	3/16/1988	16.55%	1.81%	9.45%	10.92%
Class A	3/16/1988	16.55%	0.19%	7.50%	N/A
(after taxes on distributions) [2]
Class A	3/16/1988	10.76%	0.63%	7.19%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	2/1/1993	17.83%	1.97%	9.29%	10.73%
Class C	2/1/1993	21.78%	2.27%	9.27%	10.75%
Class I	1/13/1997	24.07%	3.25%	10.25%	11.40%
MSCI World Free		14.72%	- 2.45%	8.07%	7.49%
Russell 2000 Growth		14.31%	- 3.57%	7.12%	8.03%

  1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [4]	1.00%	1.00%	1.00%	1.00%

  3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  4.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.91%	0.91%	0.91%	0.91%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.68%	0.68%	0.68%	0.68%
Total Fund Operating Expenses	1.89%	2.59%	2.59%	1.59%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 756	$ 762	$ 362	$ 162	$ 262	$ 262
3 years	$ 1,135	$ 1,105	$ 805	$ 502	$ 805	$ 805
5 years	$ 1,538	$ 1,575	$ 1,375	$ 866	$ 1,375	$ 1,375
10 years	$ 2,659	$ 2,754	$ 2,925	$ 1,889	$ 2,754	$ 2,925

  International Bond Fund

  FUND FACTS:

  Goals:

  Capital Growth
  Current Income

  Principal Investment:

  Investment Grade Debt Obligations of Foreign Issuers

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Evergreen International Advisors

  Portfolio Manager:

  By Team

  NASDAQ Symbol:

  ESIYX (Class A)
  ESIUX (Class B)
  ESIVX (Class C)
  ESICX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks capital growth and current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund will normally invest at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade. The Fund will invest in at least three countries or supranational agencies. No more than 5% of the Fund’s assets will be invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund makes its country selection and currency decisions based on its own fundamental research and advanced analytical systems. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a duration of 3 1/2 to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Interest Rate Risk
    Credit Risk
    Foreign Investment Risk

    Foreign Currency Transaction Risk

  The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
17.68	5.61	3.72	8.97	- 1.89	2.19	1.04	23.61	21.20	14.00

Best Quarter:	2nd Quarter 2002	+ 11.79%
Worst Quarter:	3rd Quarter 2000	- 4.35%

  The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS). Please see "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/15/1993
Class A	1/1/2003	8.20%	10.86%	8.73%	6.92%
Class B	1/1/2003	7.97%	11.54%	9.18%	7.33%
Class C	1/1/2003	11.89%	11.79%	9.18%	7.32%
Class I	12/15/1993	14.00%	12.02%	9.29%	7.42%
Class I	12/15/1993	12.25%	9.71%	6.85%	N/A
(after taxes on distributions) [2]
Class I	12/15/1993	9.01%	8.90%	6.46%	N/A
(after taxes on distributions and sale of Fund shares) [2]
JPMGXUS		12.04%	8.82%	7.59%	7.32%

  1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance shown for Class I shares prior to 8/31/1998 is based on the performance of Class Y of the fund’s predecessor fund, CoreFund Global Bond Fund. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’s 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [4]	1.00%	1.00%	1.00%	1.00%

  3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  4.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.52%	0.52%	0.52%	0.52%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%
Total Fund Operating Expenses	1.14%	1.84%	1.84%	0.84%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 586	$ 687	$ 287	$ 86	$ 187	$ 187
3 years	$ 820	$ 879	$ 579	$ 268	$ 579	$ 579
5 years	$ 1,073	$ 1,196	$ 996	$ 466	$ 996	$ 996
10 years	$ 1,795	$ 1,975	$ 2,159	$ 1,037	$ 1,975	$ 2,159

  International Equity Fund

  FUND FACTS:

  Goals:

  Long-Term Capital Growth
  Modest Income

  Principal Investment:

  Equity Securities of Non-U.S. Companies in Developed Markets

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKZAX (Class A)
  EKZBX (Class B)
  EKZCX (Class C)
  EKZYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth and secondarily, modest income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund will normally invest 80% of its assets in equity securities issued by established, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the U.S.). The portfolio managers seek both growth and value opportunities. For growth investments, the portfolio managers seek, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio managers seek companies that are undervalued in the marketplace compared to their assets. The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Foreign Investment Risk
    Market Capitalization Risk
    Investment Style Risk
    Emerging Market Risk
    Concentration Risk

    Foreign Currency Transaction Risk

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
11.47	13.67	10.85	14.78	27.96	- 8.07	- 18.61	- 12.04	29.74	18.21

Best Quarter:	4th Quarter 1999	+ 21.51%
Worst Quarter:	3rd Quarter 2002	- 16.25%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/6/1979
Class A	1/20/1998	12.24%	- 0.31%	7.49%	9.14%
Class B	9/6/1979	13.21%	- 0.18%	7.61%	9.19%
Class B	9/6/1979	13.10%	- 0.60%	6.47%	N/A
(after taxes on distributions) [2]
Class B	9/6/1979	8.74%	- 0.31%	6.11%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	3/6/1998	17.31%	0.20%	7.62%	9.19%
Class I	3/9/1998	19.42%	1.20%	8.31%	9.47%
MSCI EAFE Free		20.24%	- 1.13%	5.60%	N/A

  1.  Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’s 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [4]	1.00%	1.00%	1.00%	1.00%

  3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  4.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.43%	0.43%	0.43%	0.43%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%	0.34%
Total Fund Operating Expenses	1.07%	1.77%	1.77%	0.77%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 678	$ 680	$ 280	$ 79	$ 180	$ 180
3 years	$ 896	$ 857	$ 557	$ 246	$ 557	$ 557
5 years	$ 1,131	$ 1,159	$ 959	$ 428	$ 959	$ 959
10 years	$ 1,806	$ 1,899	$ 2,084	$ 954	$ 1,899	$ 2,084

  Precious Metals Fund

  FUND FACTS:

  Goals:

  Long-Term Capital Growth
  Protection of Purchasing Power of Capital
  Current Income

  Principal Investment:

  Precious Metal Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKWAX (Class A)
  EKWBX (Class B)
  EKWCX (Class C)
  EKWYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth and protection of purchasing power of capital. Obtaining current income is a secondary objective.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

  The Fund is a non-diversified Fund that will normally invest at least 80% of its assets in common stocks of companies that are engaged in, or which receive at least 50% of their revenue from other companies engaged in, exploration, mining, processing or dealing in gold or other precious metals and minerals. The Fund may also invest a portion of its assets in domestic or foreign issuers that operate in the Republic of South Africa, the principal location of the known free-world gold ore reserves. The Republic of South Africa is considered to be an emerging markets country. While the Fund may consider several factors in making investment decisions, the Fund typically seeks to invest in securities of issuers that have large material resources, have a low amount of forward hedge positions and that have access to capital. The Fund may seek income from dividends paid by its equity holdings.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Foreign Investment Risk
    Emerging Market Risk
    Market Capitalization Risk
    Investment Style Risk
  An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

  The price of gold and other precious metals can fluctuate due to monetary and political developments such as the devaluation of currency or economic and social conditions within a country. Since much of the gold and precious metals are mined in South Africa, which is considered to be an emerging markets country, the economic and political situations in that country can affect the price of gold and precious metals located elsewhere.

  Because the Fund is non-diversified, an investment in the Fund entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
- 1.44	2.54	- 39.50	- 11.58	2.94	- 14.01	25.01	71.11	65.57	- 6.50

Best Quarter:	1st Quarter 2002	+ 37.11%
Worst Quarter:	4th Quarter 1997	- 29.82%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500) and the FT-SE Gold Mines Index (FT-SE Gold Mines). Please see the "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/30/1978
Class A	1/20/1998	- 11.23%	22.72%	4.63%	9.29%
Class B	1/30/1978	- 11.17%	23.11%	4.71%	9.32%
Class B	1/30/1978	- 11.17%	22.78%	4.30%	N/A
(after taxes on distributions) [2]
Class B	1/30/1978	- 7.26%	20.40%	3.84%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/29/1998	- 7.44%	23.25%	4.70%	9.32%
Class I	2/20/2000	- 5.56%	24.49%	5.22%	9.52%
FT-SE Gold Mines		- 6.93%	12.84%	- 1.50%	N/A
S&P 500		10.88%	- 2.30%	12.07%	13.75%

  1.  Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’s 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None
Redemption Fee (as a % of total redemption amount) [4]	1.00%	1.00%	1.00%	1.00%

  3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

  4.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.47%	0.47%	0.47%	0.47%
Total Fund Operating Expenses	1.30%	2.00%	2.00%	1.00%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 700	$ 703	$ 303	$ 102	$ 203	$ 203
3 years	$ 963	$ 927	$ 627	$ 318	$ 627	$ 627
5 years	$ 1,247	$ 1,278	$ 1,078	$ 552	$ 1,078	$ 1,078
10 years	$ 2,053	$ 2,147	$ 2,327	$ 1,225	$ 2,147	$ 2,327

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  For the fiscal year ended 10/31/2004, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Emerging Markets Growth Fund	1.27%
Global Large Cap Equity Fund	0.80%
Global Opportunities Fund	0.91%
International Bond Fund	0.52%
International Equity Fund	0.43%
Precious Metals Fund	0.53%

  Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

  In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

  Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

  In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

  Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  THE FUND'S SUB-ADVISOR

  Evergreen International Advisors (Evergreen International) is the sub-advisor to International Bond Fund. Evergreen International managed approximately $669 million in assets for the Evergreen funds as of 12/31/2004. Evergreen International is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

  EIMC pays a portion of its advisory fee to Evergreen International for its services.

  THE FUNDS' PORTFOLIO MANAGERS

  Emerging Markets Growth Fund

  International Equity Fund

  Precious Metals Fund

  Each Fund is managed individually by a team of portfolio management professionals from EIMC’s International Equity team, with team members responsible for various sectors.

  Global Large Cap Equity Fund

  The Fund is managed by a team of portfolio management professionals from EIMC's Global Structured Products team.

  Global Opportunities Fund

  The Fund is managed by two teams of portfolio management professionals from EIMC’s Small/Mid Cap Growth team and International Equity team, with team members responsible for various sectors.

  International Bond Fund

  The Fund is managed by a team of fixed income portfolio management professionals from EIMC's Customized Fixed Income team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

  Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost which approximates market value.

  Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

  Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Funds' NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

  Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide the foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

  Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. eastern time) will not be reflected in the Fund's NAV that day.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you must select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor’s wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

  Class A

  If you select Class A shares, you may pay a front-end sales charge as described in the following tables, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge"):

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

  1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

  2.  The offering price includes the applicable front-end sales charge.

  3.  The Dealer Commission is generally paid from the Sales Charge you pay upon investing in the Fund.

  International Bond Fund only:

Your Investment	Sales Charge as a % of Offering Price [1]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price
Up to $49,000	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus,
$5,000,000 or greater	0.00%	0.00%	0.25% of the amounts equal to or over $5,000,000

  1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

  Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest more than $1 million in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

  The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge."

  Class B

  If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares" for information on how the six-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares.

  The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

  The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

  A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Funds by their clients to ensure adherence to our policy. Certain of the Funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and ag gregated.

  Class C

  If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares" for information on how the one-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account.

  The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

  The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are offered, subject to the minimum initial purchase requirement stated under "How To Buy Shares," only to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, to certain institutional investors and to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares

  The holding period for the contingent deferred sales charge for Class B and Class C shares begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Funds' purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of each class's maximum contingent deferred sales charge.

  If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD Regulation, Inc., paid to EIS or its predecessor.

  Promotional Incentives on Dealer Commissions

  EIS may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EIS’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please see "Distribution Expenses Under Rule 12b-1" in the SAI for more information regarding promotional incentives.

  Additional Compensation to Financial Services Firms

  EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, financial services firms will include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial se rvices firms with whom we have such arrangements.

  Global and International Funds' Redemption Fee

  The Evergreen funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

  The Fund may not assess the redemption fee in every instance. The fee will not apply to shares redeemed in the event of a shareholder death or post-purchase disability, shares acquired through reinvestment of dividends, shares redeemed at the Fund’s initiative, shares acquired in rebalancing transactions within certain mutual fund asset allocation or “wrap” programs, and shares received as part of a merger or liquidation. While the fee will apply to exchanges as part of a Systematic Exchange Plan, it will not apply to redemptions that are part of a Systematic Withdrawal Plan or a required minimum distribution from an individual retirement account.

  The redemption fee will not apply to certain transactions involving participants in employer-sponsored retirement plans. These transactions include (1) participant withdrawals due to mandatory distributions, rollovers and hardships, (2) withdrawals of shares acquired by participants through payroll contributions, (3) shares acquired or sold by a participant in connection with plan loans, (4) shares acquired or sold by a participant in connection with an automatic rebalancing of the participant’s account, (5) plan sponsor directed or initiated actions such as the removal of a fund from a plan or redemptions associated with changes in service providers, and (6) shares transferred to a successor service provider to a plan.

  In addition, the ability of a Fund to assess a redemption fee on the underlying shareholder of an omnibus account maintained by a financial intermediary is limited due to the fact that individual shareholder information is maintained by the intermediary and not by the Fund. While certain of the Fund's omnibus account holders have indicated to the Fund that they are currently able and willing to assess the fee as described above, others have indicated that they are in the process of enhancing the systems applicable to these types of account in order to have the ability to assess the fee in the future. Certain other firms have indicated that they may implement exceptions to the imposition of the fee that are in addition to those listed above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Fund’s policy.

  HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

  There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

  Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

  At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

  You can find information relating to the Funds' sales charge reduction and elimination programs free of charge at EvergreenInvestments.com. For more information on sales charge reduction and elimination programs, see "Purchase and Redemption of Shares" in the SAI.

  Class A

  Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

  Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you intend to invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  NAV Purchases. Each Fund may sell Class A shares at NAV, without a front-end or contingent deferred sales charge except as described below, to the following:

    Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
    Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
    Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
    Institutional investors (which may include bank trust departments and registered investment advisors).
    Wrap, or separately managed, accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.

    In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Funds, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

  Class B and Class C

  You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains.
    Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent’s name.
    Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
    Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
    Shares in an account that has been closed because it falls below the minimum initial purchase amount.
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
    Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70½ years old.
    Loan proceeds and financial hardship distributions from a retirement plan.
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
    A redemption by an individual participant in a corporate-sponsored retirement plan or non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

  Classes A, B and C

  Reinstatement Privileges. Subject to the Funds’ Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileg es.

  Immediate Family Members

  Immediate family members include the following, and only the following:

  Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

    an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
    a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
    an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
  Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

  Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

  Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative.

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2]	$ 1,000,000 [3]	None
IRAs	$ 250	N/A [4]	None
Systematic Investment Plan	$ 50	N/A [4]	$ 25/monthly (for Classes A, B and C) [4]

  1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

  2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount.

  3.  Minimum initial purchase amount does not apply to former Class Y shareholders.

  4.  Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Investments
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Investments
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
      any information regarding other accounts you hold
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Investments
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Investments
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [5]
By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our website at EvergreenInvestments.com. [6]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge when exchanging funds within the Evergreen funds family. [7]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [5]
    "Round-trip" exchanges are limited to three per calendar quarter, but in no event more than five per calendar year (See "Short-Term Trading Policy").
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP)
    You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  5.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

  6.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

  7.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  HOW TO REDEEM SHARES

  Evergreen Global and International Funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading. For further information on the Global and International Funds' redemption fee, see the section entitled "Global and International Funds' Redemption Fee".

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Investments
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Investments
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
    See "Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

  2.  The Funds' shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Funds have approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Funds' closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

  Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays distributions from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. Dividends paid by a Fund will qualify for the 15% rate of tax for individuals who meet the holding period requirements to the extent they are comprised of qualified dividends received by the Fund.

    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans

  You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  OVERVIEW OF FEES AND EXPENSES

  As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees, and (ii) on-going fees that are deducted from the assets of the Fund, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor.

  SHAREHOLDER FEES (fees paid directly from your investment)

  Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a fund. Depending on the fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the fund.) You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a complete schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them to either reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Sales Charges" for complete information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  An investment in an Evergreen mutual fund is subject to the following on-going fees:

  Management Fee

  The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

  Distribution (Rule 12b-1) Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30% of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

  Total Fund Operating Expenses

  The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." The Fund's expense ratio is made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  PORTFOLIO TRADING COSTS

  Portfolio trading costs primarily include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Funds. Rather than being reflected as an ongoing expense of the Funds, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. Information concerning the portfolio trading costs incurred by the Funds during the most recently completed fiscal year ended October 31, 2004 is set forth below:

Emerging Markets Growth Fund
Total shares traded [1]	656,067,604
Total dollars traded [1]	$308,706,144
Average commission per share	$0.00
Commission per share range	$0.00 - $0.42
Total commissions paid	$965,504
Total commissions as a percentage of average net assets	0.39%
Commissions paid per $1,000 invested	$3.92

  1.  Only includes trades in which a commission was paid.

Global Large Cap Equity Fund
Total shares traded [1]	19,169,425
Total dollars traded [1]	$417,108,424
Average commission per share	$0.03
Commission per share range	$0.00 - $3.42
Total commissions paid	$615,438
Total commissions as a percentage of average net assets	0.32%
Commissions paid per $1,000 invested	$3.16

  1.  Only includes trades in which a commission was paid.

Global Opportunities Fund
Total shares traded [1]	577,314,091
Total dollars traded [1]	$495,971,092
Average commission per share	$0.00
Commission per share range	$0.00 - $1.23
Total commissions paid	$1,052,972
Total commissions as a percentage of average net assets	0.72%
Commissions paid per $1,000 invested	$7.23

  1.  Only includes trades in which a commission was paid.

International Equity Fund
Total shares traded [1]	560,370,880
Total dollars traded [1]	$2,653,639,381
Average commission per share	$0.01
Commission per share range	$0.00 - $0.45
Total commissions paid	$5,128,192
Total commissions as a percentage of average net assets	0.30%
Commissions paid per $1,000 invested	$3.00

  1.  Only includes trades in which a commission was paid.

Precious Metals Fund
Total shares traded [1]	106,993,756
Total dollars traded [1]	$630,251,508
Average commission per share	$0.02
Commission per share range	$0.00 - $0.06
Total commissions paid	$1,904,375
Total commissions as a percentage of average net assets	0.59%
Commissions paid per $1,000 invested	$5.93

  1.  Only includes trades in which a commission was paid.

  The Funds place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more complete information regarding amounts of such trades, please see the SAI.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of each Fund's financial statements, please see each Fund's Annual Report as well as the Funds' SAI, which is available upon request.

  Emerging Markets Growth Fund

	Year Ended October 31,
CLASS A	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 11.14	$ 7.51	$ 6.72	$ 8.56	$ 9.32
Income from investment operations
Net investment income (loss)	0.01	0.05	0.01	- 0.02	- 0.06
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.58	3.58	0.78 [2]	- 1.82	- 0.70
Total from investment operations	1.59	3.63	0.79	- 1.84	- 0.76
Distributions to shareholders from
Net investment income	- 0.13	0	0	0	0
Net asset value, end of period	$ 12.60	$ 11.14	$ 7.51	$ 6.72	$ 8.56
Total return [3]	14.39%	48.34%	11.76%	- 21.50%	- 8.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 29,040	$ 28,708	$ 19,302	$ 3,949	$ 6,331
Ratios to average net assets
Expenses [4]	2.07%	1.83%	1.79%	2.35%	2.18%
Net investment income (loss)	0.07%	0.55%	0.14%	- 0.26%	- 0.58%
Portfolio turnover rate	61%	87%	89%	45%	57%

Year Ended October 31,
CLASS B	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 10.48	$ 7.11	$ 6.41	$ 8.22	$ 9.01
Income from investment operations
Net investment loss	- 0.07	- 0.02	- 0.05	- 0.07	- 0.14
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.50	3.39	0.75 [2]	- 1.74	- 0.65
Total from investment operations	1.43	3.37	0.70	- 1.81	- 0.79
Distributions to shareholders from
Net investment income	- 0.07	0	0	0	0
Net asset value, end of period	$ 11.84	$ 10.48	$ 7.11	$ 6.41	$ 8.22
Total return [3]	13.66%	47.40%	10.92%	- 22.02%	- 8.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,071	$ 4,889	$ 3,616	$ 1,690	$ 2,379
Ratios to average net assets
Expenses [4]	2.77%	2.55%	2.63%	3.10%	2.93%
Net investment loss	- 0.62%	- 0.19%	- 0.64%	- 0.98%	- 1.32%
Portfolio turnover rate	61%	87%	89%	45%	57%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

  3.  Excluding applicable sales charges

  4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

Year Ended October 31,
CLASS C	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 10.48	$ 7.11	$ 6.42	$ 8.23	$ 9.02
Income from investment operations
Net investment loss	- 0.07	- 0.03	- 0.04	- 0.07	- 0.14
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.49	3.40	0.73 [2]	- 1.74	- 0.65
Total from investment operations	1.42	3.37	0.69	- 1.81	- 0.79
Distributions to shareholders from
Net investment income	- 0.08	0	0	0	0
Net asset value, end of period	$ 11.82	$ 10.48	$ 7.11	$ 6.42	$ 8.23
Total return [3]	13.66%	47.40%	10.75%	- 21.99%	- 8.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 7,860	$ 5,849	$ 2,950	$ 527	$ 578
Ratios to average net assets
Expenses [4]	2.77%	2.58%	2.57%	3.10%	2.93%
Net investment loss	- 0.61%	- 0.32%	- 0.54%	- 0.96%	- 1.30%
Portfolio turnover rate	61%	87%	89%	45%	57%

	Year Ended October 31,
CLASS I [5]	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 11.39	$ 7.66	$ 6.83	$ 8.67	$ 9.41
Income from investment operations
Net investment income (loss)	0.05	0.08	0.03	0	- 0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.62	3.65	0.80 [2]	- 1.84	- 0.70
Total from investment operations	1.67	3.73	0.83	- 1.84	- 0.74
Distributions to shareholders from
Net investment income	- 0.16	0	0	0	0
Net asset value, end of period	$ 12.90	$ 11.39	$ 7.66	$ 6.83	$ 8.67
Total return	14.80%	48.69%	12.15%	- 21.22%	- 7.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 219,548	$ 170,243	$ 136,714	$ 34,178	$ 47,992
Ratios to average net assets
Expenses [4]	1.76%	1.54%	1.55%	2.10%	1.94%
Net investment income (loss)	0.37%	0.88%	0.34%	0.02%	- 0.36%
Portfolio turnover rate	61%	87%	89%	45%	57%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

  3.  Excluding applicable sales charges

  4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  5.  Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  Global Large Cap Equity Fund (formerly Evergreen Global Leaders Fund)

	Year Ended October 31,
CLASS A	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 13.43	$ 12.13	$ 13.92	$ 19.09	$ 18.35
Income from investment operations
Net investment loss	0	- 0.02	- 0.06	- 0.05	- 0.03
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.88	1.32	- 1.73	- 4.30	1.09
Total from investment operations	0.88	1.30	- 1.79	- 4.35	1.06

Distributions to shareholders from
Net realized gains	0	0	0	- 0.82	- 0.32

Net asset value, end of period	$ 14.31	$ 13.43	$ 12.13	$ 13.92	$ 19.09
Total return [2]	6.55%	10.72%	- 12.86%	- 23.60%	5.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 102,417	$ 94,969	$ 89,528	$ 121,223	$ 134,930
Ratios to average net assets
Expenses [3]	1.93%	1.98%	1.88%	1.76%	1.69%
Net investment loss	- 0.03%	- 0.20%	- 0.41%	- 0.34%	- 0.16%
Portfolio turnover rate	99%	141%	73%	24%	32%

Year Ended October 31,
CLASS B	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 12.70	$ 11.56	$ 13.37	$ 18.49	$ 17.92
Income from investment operations
Net investment loss	- 0.10	- 0.10	- 0.16	- 0.16	- 0.19
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.84	1.24	- 1.65	- 4.14	1.08
Total from investment operations	0.74	1.14	- 1.81	- 4.30	0.89

Distributions to shareholders from
Net realized gains	0	0	0	- 0.82	- 0.32

Net asset value, end of period	$ 13.44	$ 12.70	$ 11.56	$ 13.37	$ 18.49
Total return [2]	5.83%	9.86%	- 13.54%	- 24.12%	5.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 38,982	$ 76,434	$ 104,638	$ 151,189	$ 224,523
Ratios to average net assets
Expenses [3]	2.64%	2.69%	2.63%	2.50%	2.43%
Net investment loss	- 0.78%	- 0.88%	- 1.16%	- 1.09%	- 0.93%
Portfolio turnover rate	99%	141%	73%	24%	32%

  1.  Net investment loss per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

Year Ended October 31,
CLASS C	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 12.68	$ 11.54	$ 13.34	$ 18.46	$ 17.89
Income from investment operations
Net investment loss	- 0.10	- 0.10	- 0.16	- 0.16	- 0.18
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.84	1.24	- 1.64	- 4.14	1.07
Total from investment operations	0.74	1.14	- 1.80	- 4.30	0.89

Distributions to shareholders from
Net realized gains	0	0	0	- 0.82	- 0.32

Net asset value, end of period	$ 13.42	$ 12.68	$ 11.54	$ 13.34	$ 18.46
Total return [2]	5.84%	9.88%	- 13.49%	- 24.16%	5.01%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 24,631	$ 33,939	$ 41,808	$ 63,449	$ 6,062
Ratios to average net assets
Expenses [3]	2.64%	2.69%	2.63%	2.60%	2.43%
Net investment loss	- 0.76%	- 0.90%	- 1.17%	- 1.18%	- 0.91%
Portfolio turnover rate	99%	141%	73%	24%	32%

	Year Ended October 31,
CLASS I [4]	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 13.71	$ 12.36	$ 14.14	$ 19.33	$ 18.54
Income from investment operations
Net investment income (loss)	0.04	0.03	- 0.03	- 0.02	0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.91	1.32	- 1.75	- 4.35	1.10
Total from investment operations	0.95	1.35	- 1.78	- 4.37	1.11

Distributions to shareholders from
Net realized gains	0	0	0	- 0.82	- 0.32

Net asset value, end of period	$ 14.66	$ 13.71	$ 12.36	$ 14.14	$ 19.33
Total return	6.93%	10.92%	- 12.59%	- 23.40%	6.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,156	$ 6,085	$ 10,811	$ 21,386	$ 42,018
Ratios to average net assets
Expenses [3]	1.64%	1.68%	1.62%	1.49%	1.43%
Net investment income (loss)	0.25%	0.24%	- 0.17%	- 0.11%	0.07%
Portfolio turnover rate	99%	141%	73%	24%	32%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Global Opportunities Fund

Year Ended October 31,
CLASS A	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 19.22	$ 13.71	$ 15.42	$ 27.82	$ 26.08
Income from investment operations
Net investment loss	- 0.15	- 0.17	- 0.12	- 0.14	- 0.25
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	3.14	5.68	- 1.59	- 5.26	6.89
Total from investment operations	2.99	5.51	- 1.71	- 5.40	6.64

Distributions to shareholders from
Net realized gains	0	0	0	- 7.00	- 4.90

Net asset value, end of period	$ 22.21	$ 19.22	$ 13.71	$ 15.42	$ 27.82
Total return [2]	15.56%	40.19%	- 11.09%	- 24.33%	27.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 98,254	$ 88,541	$ 60,506	$ 56,546	$ 68,513
Ratios to average net assets
Expenses [3]	1.88%	2.08%	1.89%	1.77%	1.68%
Net investment loss	- 0.72%	- 1.12%	- 0.76%	- 0.82%	- 0.82%
Portfolio turnover rate	171%	257%	256%	210%	218%

Year Ended October 31,
CLASS B	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 16.91	$ 12.15	$ 13.78	$ 25.79	$ 24.65
Income from investment operations
Net investment loss	- 0.26	- 0.25	- 0.23	- 0.24	- 0.45
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	2.75	5.01	- 1.40	- 4.77	6.49
Total from investment operations	2.49	4.76	- 1.63	- 5.01	6.04

Distributions to shareholders from
Net realized gains	0	0	0	- 7.00	- 4.90

Net asset value, end of period	$ 19.40	$ 16.91	$ 12.15	$ 13.78	$ 25.79
Total return [2]	14.73%	39.18%	- 11.83%	- 24.86%	26.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 26,202	$ 31,244	$ 38,126	$ 78,946	$ 143,909
Ratios to average net assets
Expenses [3]	2.59%	2.81%	2.62%	2.52%	2.43%
Net investment loss	- 1.45%	- 1.87%	- 1.59%	- 1.58%	- 1.58%
Portfolio turnover rate	171%	257%	256%	210%	218%

  1.  Net investment loss per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

Year Ended October 31,
CLASS C	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 16.98	$ 12.20	$ 13.83	$ 25.86	$ 24.70
Income from investment operations
Net investment loss	- 0.26	- 0.25	- 0.22	- 0.24	- 0.45
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	2.76	5.03	- 1.41	- 4.79	6.51
Total from investment operations	2.50	4.78	- 1.63	- 5.03	6.06

Distributions to shareholders from
Net realized gains	0	0	0	- 7.00	- 4.90

Net asset value, end of period	$ 19.48	$ 16.98	$ 12.20	$ 13.83	$ 25.86
Total return [2]	14.72%	39.18%	- 11.79%	- 24.88%	26.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 19,316	$ 18,448	$ 15,585	$ 18,759	$ 29,427
Ratios to average net assets
Expenses [3]	2.59%	2.80%	2.63%	2.52%	2.43%
Net investment loss	- 1.43%	- 1.85%	- 1.54%	- 1.57%	- 1.57%
Portfolio turnover rate	171%	257%	256%	210%	218%

Year Ended October 31,
CLASS I [4]	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 19.52	$ 13.90	$ 15.59	$ 28.03	$ 26.19
Income from investment operations
Net investment loss	- 0.10	- 0.13	- 0.09	- 0.10	- 0.15
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	3.20	5.75	- 1.60	- 5.34	6.89
Total from investment operations	3.10	5.62	- 1.69	- 5.44	6.74

Distributions to shareholders from
Net realized gains	0	0	0	- 7.00	- 4.90

Net asset value, end of period	$ 22.62	$ 19.52	$ 13.90	$ 15.59	$ 28.03
Total return	15.88%	40.43%	- 10.84%	- 24.27%	28.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,795	$ 761	$ 475	$ 538	$ 782
Ratios to average net assets
Expenses [3]	1.59%	1.77%	1.61%	1.52%	1.42%
Net investment loss	- 0.48%	- 0.84%	- 0.53%	- 0.56%	- 0.48%
Portfolio turnover rate	171%	257%	256%	210%	218%

  1.  Net investment loss per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  International Bond Fund

	Year Ended October 31,
CLASS A	2004 [1]	2003 [1,2]
Net asset value, beginning of period	$ 10.70	$ 10.73
Income from investment operations
Net investment income	0.40	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.82	- 0.07 [3]
Total from investment operations	1.22	- 0.03
Distributions to shareholders from
Net investment income	- 0.47	0
Net realized gains	- 0.04	0
Total distributions to shareholders	- 0.51	0
Net asset value, end of period	$ 11.41	$ 10.70
Total return [4]	11.76%	- 0.28%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 28,922	$ 999
Ratios to average net assets
Expenses [5]	1.14%	1.42%[6]
Net investment income	3.68%	3.85%[6]
Portfolio turnover rate	103%	46%

	Year Ended October 31,
CLASS B	2004 [1]	2003 [1,2]
Net asset value, beginning of period	$ 10.69	$ 10.73
Income from investment operations
Net investment income	0.32	0.03
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.85	- 0.07 [3]
Total from investment operations	1.17	- 0.04
Distributions to shareholders from
Net investment income	- 0.40	0
Net realized gains	- 0.04	0
Total distributions to shareholders	- 0.44	0
Net asset value, end of period	$ 11.42	$ 10.69
Total return [4]	11.20%	- 0.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,766	$ 331
Ratios to average net assets
Expenses [5]	1.84%	2.18%[6]
Net investment income	2.99%	3.32%[6]
Portfolio turnover rate	103%	46%

  1.  Net investment income per share is based on average shares outstanding during the period.

  2.  For the period from September 30, 2003 (commencement of class operations), to October 31, 2003.

  3.  The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

  4.  Excluding applicable sales charges

  5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  6.  Annualized

	Year Ended October 31,
CLASS C	2004 [1]	2003 [1,2]
Net asset value, beginning of period	$ 10.69	$ 10.73
Income from investment operations
Net investment income	0.32	0.03
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.84	- 0.07 [3]
Total from investment operations	1.16	- 0.04
Distributions to shareholders from
Net investment income	- 0.41	0
Net realized gains	- 0.04	0
Total distributions to shareholders	- 0.45	0
Net asset value, end of period	$ 11.40	$ 10.69
Total return [4]	11.13%	- 0.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 13,676	$ 811
Ratios to average net assets
Expenses [5]	1.84%	2.20%[6]
Net investment income	2.98%	3.37%[6]
Portfolio turnover rate	103%	46%

	Year Ended October 31,				Year Ended September 30,
CLASS I	2004 [1]	2003 [1]	2002	2001 [7]	2001	2000
Net asset value, beginning of period	$ 10.69	$ 9.14	$ 8.61	$ 8.43	$ 8.17	$ 9.51
Income from investment operations
Net investment income	0.43	0.48	0.48	0.04	0.42	0.43
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.82	1.84	0.45	0.14	0.37	- 1.21
Total from investment operations	1.25	2.32	0.93	0.18	0.79	- 0.78
Distributions to shareholders from
Net investment income	- 0.50	- 0.77	- 0.40	0	- 0.53	- 0.56
Net realized gains	- 0.04	0	0	0	0	0
Total distributions to shareholders	- 0.54	- 0.77	- 0.40	0	- 0.53	- 0.56
Net asset value, end of period	$ 11.40	$ 10.69	$ 9.14	$ 8.61	$ 8.43	$ 8.17
Total return	12.04%	25.79%	11.11%	2.14%	9.90%	- 4.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 427,959	$ 147,367	$ 67,487	$ 65,582	$ 64,824	$ 71,910
Ratios to average net assets
Expenses [5]	0.84%	0.91%	0.74%	0.67%[6]	0.71%	0.70%
Net investment income	3.96%	4.60%	5.55%	5.30%[6]	5.03%	4.52%
Portfolio turnover rate	103%	46%	54%	0%	66%	64%

  1.  Net investment income per share is based on average shares outstanding during the period.

  2.  For the period from September 30, 2003 (commencement of class operations), to October 31, 2003.

  3.  The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

  4.  Excluding applicable sales charges

  5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  6.  Annualized

  7.  For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

  International Equity Fund

Year Ended October 31,
CLASS A	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 7.06	$ 5.89	$ 6.47	$ 8.61	$ 8.72
Income from investment operations
Net investment income	0.05	0.08	0.07	0.05	0.07
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.11	1.14	- 0.60	- 1.50	0.34
Total from investment operations	1.16	1.22	- 0.53	- 1.45	0.41

Distributions to shareholders from
Net investment income	- 0.07	- 0.05	- 0.05	- 0.02	- 0.11
Net realized gains	0	0	0	- 0.67	- 0.41
Total distributions to shareholders	- 0.07	- 0.05	- 0.05	- 0.69	- 0.52

Net asset value, end of period	$ 8.15	$ 7.06	$ 5.89	$ 6.47	$ 8.61
Total return [2]	16.60%	20.89%	- 8.27%	- 18.20%	4.66%
Ratios and supplemental data
Net assets, end of period (millions)	$ 285	$ 178	$ 195	$ 150	$ 132
Ratios to average net assets
Expenses [3]	1.07%	1.13%	1.12%	1.17%	1.15%
Net investment income	0.68%	1.26%	1.11%	0.76%	0.72%
Portfolio turnover rate	72%	141%	92%	129%	145%

	Year Ended October 31,
CLASS B	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 6.88	$ 5.74	$ 6.33	$ 8.49	$ 8.62
Income from investment operations
Net investment income (loss)	0	0.02	0.02	0	- 0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.08	1.12	- 0.57	- 1.48	0.35
Total from investment operations	1.08	1.14	- 0.55	- 1.48	0.34

Distributions to shareholders from
Net investment income	- 0.03	0	- 0.04	- 0.01	- 0.06
Net realized gains	0	0	0	- 0.67	- 0.41
Total distributions to shareholders	- 0.03	0	- 0.04	- 0.68	- 0.47

Net asset value, end of period	$ 7.93	$ 6.88	$ 5.74	$ 6.33	$ 8.49
Total return [2]	15.82%	19.86%	- 8.75%	- 18.78%	3.86%
Ratios and supplemental data
Net assets, end of period (millions)	$ 47	$ 38	$ 31	$ 37	$ 50
Ratios to average net assets
Expenses [3]	1.77%	1.85%	1.87%	1.92%	1.90%
Net investment income (loss)	- 0.04%	0.37%	0.29%	0.04%	- 0.11%
Portfolio turnover rate	72%	141%	92%	129%	145%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

	Year Ended October 31,
CLASS C	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 6.88	$ 5.74	$ 6.33	$ 8.50	$ 8.62
Income from investment operations
Net investment income (loss)	0	0.03	0.02	- 0.02	- 0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency transactions	1.09	1.11	- 0.57	- 1.47	0.36
Total from investment operations	1.09	1.14	- 0.55	- 1.49	0.35

Distributions to shareholders from
Net investment income	- 0.03	0	- 0.04	- 0.01	- 0.06
Net realized gains	0	0	0	- 0.67	- 0.41
Total distributions to shareholders	- 0.03	0	- 0.04	- 0.68	- 0.47

Net asset value, end of period	$ 7.94	$ 6.88	$ 5.74	$ 6.33	$ 8.50
Total return [2]	15.92%	19.86%	- 8.75%	- 18.88%	3.99%
Ratios and supplemental data
Net assets, end of period (millions)	$ 58	$ 52	$ 44	$ 49	$ 3
Ratios to average net assets
Expenses [3]	1.77%	1.85%	1.87%	1.93%	1.91%
Net investment income (loss)	- 0.05%	0.44%	0.33%	- 0.36%	- 0.10%
Portfolio turnover rate	72%	141%	92%	129%	145%

	Year Ended October 31,
CLASS I [4]	2004	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 7.11	$ 5.93	$ 6.49	$ 8.62	$ 8.73
Income from investment operations
Net investment income	0.07	0.09	0.09	0.07	0.09
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.13	1.15	- 0.60	- 1.51	0.35
Total from investment operations	1.20	1.24	- 0.51	- 1.44	0.44

Distributions to shareholders from
Net investment income	- 0.10	- 0.06	- 0.05	- 0.02	- 0.14
Net realized gains	0	0	0	- 0.67	- 0.41
Total distributions to shareholders	- 0.10	- 0.06	- 0.05	- 0.69	- 0.55

Net asset value, end of period	$ 8.21	$ 7.11	$ 5.93	$ 6.49	$ 8.62
Total return	16.98%	21.19%	- 7.90%	- 18.02%	4.93%
Ratios and supplemental data
Net assets, end of period (millions)	$ 1,559	$ 1,173	$ 677	$ 522	$ 567
Ratios to average net assets
Expenses [3]	0.77%	0.84%	0.88%	0.92%	0.90%
Net investment income	0.96%	1.40%	1.33%	1.07%	0.97%
Portfolio turnover rate	72%	141%	92%	129%	145%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Precious Metals Fund

	Year Ended October 31,
CLASS A	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 32.12	$ 17.32	$ 12.38	$ 8.74	$ 11.88
Income from investment operations
Net investment income (loss)	- 0.26	- 0.14	- 0.04	0.15	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.60	15.12	5.13	3.53	- 3.16
Total from investment operations	2.34	14.98	5.09	3.68	- 3.14

Distributions to shareholders from
Net investment income	- 0.92	- 0.18	- 0.15	- 0.04	0

Net asset value, end of period	$ 33.54	$ 32.12	$ 17.32	$ 12.38	$ 8.74
Total return [2]	7.35%	87.03%	41.63%	42.15%	- 26.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 203,168	$ 176,785	$ 87,373	$ 57,028	$ 43,781
Ratios to average net assets
Expenses [3]	1.30%	1.44%	1.61%	1.92%	2.16%
Net investment income (loss)	- 0.83%	- 0.62%	- 0.26%	1.50%	0.16%
Portfolio turnover rate	93%	129%	36%	23%	31%

	Year Ended October 31,
CLASS B	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 31.00	$ 16.76	$ 12.05	$ 8.56	$ 11.72
Income from investment operations
Net investment income (loss)	- 0.46	- 0.28	- 0.15	0.06	- 0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.50	14.60	4.99	3.45	- 3.07
Total from investment operations	2.04	14.32	4.84	3.51	- 3.16
Distributions to shareholders from
Net investment income	- 0.69	- 0.08	- 0.13	- 0.02	0
Net asset value, end of period	$ 32.35	$ 31.00	$ 16.76	$ 12.05	$ 8.56
Total return [2]	6.62%	85.65%	40.54%	41.08%	- 26.96%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 45,718	$ 40,385	$ 24,389	$ 10,039	$ 5,895
Ratios to average net assets
Expenses [3]	2.00%	2.16%	2.35%	2.67%	2.91%
Net investment income (loss)	- 1.53%	- 1.32%	- 0.93%	0.63%	- 0.80%
Portfolio turnover rate	93%	129%	36%	23%	31%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

	Year Ended October 31,
CLASS C	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1]
Net asset value, beginning of period	$ 30.93	$ 16.74	$ 12.04	$ 8.55	$ 11.71
Income from investment operations
Net investment income (loss)	- 0.46	- 0.29	- 0.13	0.04	- 0.07
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.48	14.58	4.96	3.47	- 3.09
Total from investment operations	2.02	14.29	4.83	3.51	- 3.16

Distributions to shareholders from
Net investment income	- 0.78	- 0.10	- 0.13	- 0.02	0

Net asset value, end of period	$ 32.17	$ 30.93	$ 16.74	$ 12.04	$ 8.55
Total return [2]	6.56%	85.72%	40.49%	41.13%	- 26.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 99,082	$ 71,188	$ 17,543	$ 1,634	$ 261
Ratios to average net assets
Expenses [3]	2.01%	2.15%	2.33%	2.63%	2.92%
Net investment income (loss)	- 1.53%	- 1.33%	- 0.73%	0.41%	- 0.65%
Portfolio turnover rate	93%	129%	36%	23%	31%

	Year Ended October 31,
CLASS I [4]	2004 [1]	2003 [1]	2002 [1]	2001 [1]	2000 [1,5]
Net asset value, beginning of period	$ 31.83	$ 17.16	$ 12.24	$ 8.63	$ 10.42
Income from investment operations
Net investment income (loss)	- 0.16	- 0.08	0.03	0.30	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.57	14.97	5.05	3.35	- 1.83
Total from investment operations	2.41	14.89	5.08	3.65	- 1.79
Distributions to shareholders from
Net investment income	- 0.98	- 0.22	- 0.16	- 0.04	0
Net asset value, end of period	$ 33.26	$ 31.83	$ 17.16	$ 12.24	$ 8.63
Total return	7.64%	87.44%	42.02%	42.41%	- 17.18%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,786	$ 1,595	$ 403	$ 23	$ 1
Ratios to average net assets
Expenses [3]	1.01%	1.15%	1.34%	1.51%	1.79%[6]
Net investment income (loss)	- 0.54%	- 0.35%	0.19%	2.47%	0.48%[6]
Portfolio turnover rate	93%	129%	36%	23%	31%

  1.  Net investment income (loss) per share is based on average shares outstanding during the period.

  2.  Excluding applicable sales charges

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  5.  For the period from February 29, 2000 (commencement of class operations), to October 31, 2000.

  6.  Annualized

  OTHER FUND PRACTICES

  The Funds may invest in a variety of derivative instruments including futures and options. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. International Bond Fund may also engage in strategies making use of interest rate swaps and other interest rate transactions. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a fund's portfolio to protect against market decline, to maintain a fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns or limit risks to a Fund's portfolio, these practices may actually reduce returns or increase volatility.

  The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and its shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income.

  Although not a principal investment strategy of the Funds, Evergreen Emerging Markets Growth Fund may invest in other types of instruments, including investment-grade debt securities; and Evergreen International Bond Fund may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. Government entities or U.S. corporations, and Evergreen International Equity Fund may invest in convertible debt securities. Investments in debt securities or fixed income securities may subject the Funds, and therefore the value of the Funds’ shares, to Interest Rate Risk and Credit Risk. For a discussion of Interest Rate Risk and Credit Risk, see “Overview of Fund Risks” on page 2.

  Although not a principal investment strategy, Evergreen International Bond Fund may invest up to 20% of its assets in foreign mortgage- and asset-backed securities and/or foreign bank obligations. Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

  Although not principal investment strategies, Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund and Evergreen International Equity Fund may each invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.

  The Funds invest in foreign securities, which may include foreign currencies transactions. As a result, the value of the Funds' shares will be affected by changes in exchange rates. To manage this risk, the Funds may enter into currency futures contracts and forward currency exchange contracts. Although the Funds use these contracts to hedge the U.S. dollar value of a security it already owns, the Funds could lose money if they fail to predict accurately the future exchange rates. The Funds may engage in hedging with respect to foreign currencies to protect themselves against a possible decline in the value of another foreign currency in which certain of the Funds' investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Funds' investment advisor is incorrect in its judgment of future exchange rate relationships, the Funds could be in a less advantageous position than if such a hedge had not been established. The Funds may purchase a foreign curr ency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Funds' holdings are denominated. The Funds may also engage in a type of foreign currency forward transaction called "proxy hedging" or "synthetic currency hedging". In these types of transactions, the currency which is sold on a forward basis against another acts as a "proxy" for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor's ability to accurately predict the movement of the exchange rates. "Proxy hedging" is subject to the risk that the underlying currency ceases to correlate with its proxy currency. For Emerging Markets Growth Fund, Global Large Cap Equity Fund, Global Opportunities Fund, International Equity Fund and Precious Metals Fund, forward currency transactions and "proxy hedging" transactions would represent a maximum of 25% of the Funds' assets.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

  FUND GOVERNANCE

  The management and operations of the Funds are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Funds’ activities and review, among other things, the Funds’ performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit and Pricing Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing Committee, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

  The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

  The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions from time to time. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

  See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

  If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

  The following individuals currently serve as Trustees of the Evergreen funds:

  Independent Trustees:

  Michael S. Scofield, Chairman of the Board, Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

  Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

  K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Interested Trustee:

  Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

  Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

  FUND OPERATING POLICIES AND PROCEDURES

  The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

  Short-Term Trading

  Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

  To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceede d the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

  The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. For these and other reaso ns, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

  Fund Pricing

  EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

  EIMC is committed to providing a daily NAV for each Fund that is reflective of the value of the securities held within the portfolio and believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the Funds.

  Portfolio Holdings

  EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

  Transactions with Affiliates

  EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

  Proxy Voting

  EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of the Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

  A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

  Privacy

  EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

  INDEX DESCRIPTIONS

Index	Description	Funds
Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF)	MSCI EMF is an unmanaged broad market capitalization-weighted performance benchmark for equity securities of all emerging markets in the MSCI universe. Free refers to securities that are purchasable by foreign investors without local market restrictions.	Emerging Markets Growth Fund
Morgan Stanley Capital International World Free Index (MSCI World Free)	MSCI World Free is an unmanaged broad market capitalization-weighted performance benchmark for all developed markets in the world.	Global Large Cap Equity Fund Global Opportunities Fund
Russell 2000® Growth Index (Russell 2000 Growth)	Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	Global Opportunities Fund
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	International Bond Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	International Equity Fund
FT-SE Gold Mines Index (FT-SE Gold Mines)	FT-SE Gold Mines is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.	Precious Metals Fund
S&P 500 Index (S&P 500)	S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Investments
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Investments
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

  For More Information About the Evergreen Global and International Funds, Ask for:

    Each Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.
  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  536113 RV11 (3/05)

  Evergreen International Trust: SEC File No.: 811-08553 (Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund)

  Evergreen Select Fixed Income Trust: SEC File No.: 811-08365 (Evergreen International Bond Fund)

  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034

  Prospectus, March 1, 2005

  Evergreen
  Global and International Funds

  Evergreen International Bond Fund
  Class IS

  The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

  FUND RISK/RETURN SUMMARY:

  Overview of Fund Risks
  Evergreen International Bond Fund

  GENERAL INFORMATION:

  The Fund's Investment Advisor
  The Fund's Sub-Advisor
  The Fund's Portfolio Managers
  Calculating the Share Price
  How to Choose an Evergreen Fund
  How to Choose the Share Class That Best Suits You
  How to Buy Shares
  How to Redeem Shares
  Other Services
  The Tax Consequences of Investing in the Fund

  More Information about the Fund's Fees and Expenses

  Financial Highlights
  Other Fund Practices
  Fund Governance

  Fund Operating Policies and Procedures

  Index Descriptions

  In general,

  the Fund seeks capital growth and current income. The Fund emphasizes investments in investment grade debt securities of foreign issuers.

  Fund Summary Key

  The Fund's summary is organized around the following basic topics and questions:

  INVESTMENT GOAL

  What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

  INVESTMENT STRATEGY

  How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

  RISK FACTORS

  What are the specific risks for an investor in the Fund?

  PERFORMANCE

  How well has the Fund performed in the past year? The past five years? The past ten years?

  FEES AND EXPENSES

  How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

  Overview of Fund Risks

  International Bond Fund

  typically relies on a combination of the following strategies:

    primarily investing its assets in debt securities of issuers located in foreign countries, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies;

    investing primarily or a portion of its assets in debt securities; and

    selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) to take advantage of yield opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

  may be appropriate for investors who:

    seek capital growth and current income.
  Following this overview, you will find information on the Fund's specific investment strategies and risks.

  Temporary Defensive Investment Strategy

  The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

  Risk Factors For All Mutual Funds

  Please remember that an investment in a mutual fund is:

    not guaranteed to achieve its investment goal;
    not a deposit with a bank;
    not insured, endorsed or guaranteed by the FDIC or any government agency; and
    subject to investment risks, including possible loss of your original investment.
  Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

  The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

  Interest Rate Risk

  When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

  Credit Risk

  The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the principal value of those investments could drop and the value of the Fund's shares could drop.

  Foreign Investment Risk

  If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

  Foreign Currency Transaction Risk

  A Fund that invests in foreign securities may also engage in foreign currency transactions. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into currency futures contracts and foreign currency exchange contracts to hedge the U.S. dollar value of a security it already owns. A Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of a Fund's investments are denominated. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. A Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated.

  Below Investment Grade Bond Risk

  Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

  International Bond Fund

  FUND FACTS:

  Goals:

  Capital Growth
  Current Income

  Principal Investment:

  Investment Grade Debt Obligations of Foreign Issuers

  Class of Shares Offered in this Prospectus:

  Class IS

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Evergreen International Advisors

  Portfolio Managers:

  By Team

  NASDAQ Symbol:

  ESIBX

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks capital growth and current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade. The Fund will invest in at least three countries or supranational agencies. No more than 5% of the Fund’s assets will be invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund makes its country selection and currency decisions based on its own fundamental research and advanced analytical systems. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a duration of 3 1/2 to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Foreign Investment Risk

    Foreign Currency Transaction Risk

    Below Investment Grade Bond Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class IS shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class IS Shares (%) 1
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
17.42	5.36	3.47	8.68	- 2.03	1.86	0.77	23.48	20.84	13.79

Best Quarter:	2nd Quarter 2002	+ 11.70%
Worst Quarter:	3rd Quarter 2000	- 4.30%

  The next table lists the Fund's average annual total return for Class IS shares over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS). Please see the "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2004) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/15/1993
Class IS	12/15/1993	13.79%	11.75%	9.04%	7.18%
Class IS	12/15/1993	12.11%	9.56%	6.71%	N/A
(after taxes on distributions) [2]
Class IS	12/15/1993	8.87%	8.75%	6.31%	N/A
(after taxes on distributions and sale of Fund shares) [2]
JPMGXUS		12.04%	8.82%	7.59%	7.32%

  1.  Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of the Class A shares of the Fund's predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 fees applicable to Class IS.

  2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  FEES AND EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the section of this prospectus entitled "How to Choose the Share Class that Best Suits You." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 10/31/2004.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class IS
Maximum front-end sales charge imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None
Redemption Fee (as a % of total redemption amount) [3]	1.00%

  3.  Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class IS
Management Fees	0.52%
12b-1 Fees	0.25%
Other Expenses	0.32%
Total Fund Operating Expenses	1.09%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class IS
1 year	$ 111
3 years	$ 347
5 years	$ 601
10 years	$ 1,329

  THE FUND'S INVESTMENT ADVISOR

  An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  For the fiscal year ended 10/31/2004, the annualized aggregate advisory fee paid to EIMC by the Fund was 0.52% of the Fund's average daily net assets.

  Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

  In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchang e limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

  Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

  In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

  Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  THE FUND'S SUB-ADVISOR

  Evergreen International Advisors (Evergreen International) is the sub-advisor to International Bond Fund. Evergreen International managed approximately $669 million in assets for the Evergreen funds as of 12/31/2004. Evergreen International is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

  EIMC pays a portion of its advisory fee to Evergreen International for its services.

  THE FUND'S PORTFOLIO MANAGERS

  The Fund is managed by a team of fixed income portfolio management professionals from EIMC's Customized Fixed Income team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

  Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

  Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

  Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost which approximates market value.

  The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

  The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S. dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's NAV that day.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you must select a share class. The Fund offers two different institutional classes. Only Class IS shares are offered in this prospectus.

  Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

  The Fund's Class IS shares incur an annual service fee of 0.25% of the average daily net assets of the class for services rendered to shareholders and/or the maintenance of accounts.

  Promotional Incentives on Dealer Commissions

  Evergreen Investment Services, Inc. (EIS) may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EIS’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please see "Distribution Expenses Under Rule 12b-1" in the SAI for more information regarding promotional incentives.

  Additional Compensation to Financial Services Firms

  EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial ser vices firms with whom we have such arrangements.

  Global and International Funds' Redemption Fee

  The Evergreen funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

  The Fund may not assess the redemption fee in every instance. The fee will not apply to shares redeemed in the event of a shareholder death or post-purchase disability, shares acquired through reinvestment of dividends, shares redeemed at the Fund’s initiative, shares acquired in rebalancing transactions within certain mutual fund asset allocation or “wrap” programs, and shares received as part of a merger or liquidation. While the fee will apply to exchanges as part of a Systematic Exchange Plan, it will not apply to redemptions that are part of a Systematic Withdrawal Plan or a required minimum distribution from an individual retirement account.

  The redemption fee will not apply to certain transactions involving participants in employer-sponsored retirement plans. These transactions include (1) participant withdrawals due to mandatory distributions, rollovers and hardships, (2) withdrawals of shares acquired by participants through payroll contributions, (3) shares acquired or sold by a participant in connection with plan loans, (4) shares acquired or sold by a participant in connection with an automatic rebalancing of the participant’s account, (5) plan sponsor directed or initiated actions such as the removal of a fund from a plan or redemptions associated with changes in service providers, and (6) shares transferred to a successor service provider to a plan.

  In addition, the ability of a Fund to assess a redemption fee on the underlying shareholder of an omnibus account maintained by a financial intermediary is limited due to the fact that individual shareholder information is maintained by the intermediary and not by the Fund. While certain of the Fund's omnibus account holders have indicated to the Fund that they are currently able and willing to assess the fee as described above, others have indicated that they are in the process of enhancing the systems applicable to these types of account in order to have the ability to assess the fee in the future. Certain other firms have indicated that they may implement exceptions to the imposition of the fee that are in addition to those listed above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Fund’s policy.

  HOW TO BUY SHARES

  Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund's distributor, EIS.

Method	Opening an Account	Adding to an Account
By Phone
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Investments
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Investments
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day's closing price.
By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our website at EvergreenInvestments.com. [1]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen fund family.
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [2]
    "Round-trip" exchanges are limited to three per calendar quarter, but in no event more than five per calendar year (See "Short-Term Trading Policy.")
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Redemption Requests That Require A Signature Guarantee" on the next page).

  1.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

  2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

  HOW TO REDEEM SHARES

  Evergreen Global and International Funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading. For further information on the Fund's redemption fee, see the section entitled "Global and International Funds' Redemption Fee."

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the following business day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Service Company, LLC
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Service Company, LLC
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s).
    See "Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen service representative. A fee may be charged for this service.

  1.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

  2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1 million.

  Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUND

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a quarterly distribution from the dividends, interest and other income on the securities in which it invests. That taxable portion of such dividend distributions, if any, would not be eligible for the 15% tax rate on dividend income for individuals.

    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

  MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  OVERVIEW OF FEES AND EXPENSES

  As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees, and (ii) on-going fees that are deducted from the assets of the Fund, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor.

  SHAREHOLDER FEES (fees paid directly from your investment)

  Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a fund. Depending on the fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the fund.) You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a complete schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them to either reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Sales Charges" for complete information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  An investment in an Evergreen mutual fund is subject to the following on-going fees:

  Management Fee

  The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

  Distribution (Rule 12b-1) Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the Class IS shares' average daily net assets. However, currently the 12b-1 fees are limited to 0.25% of the Class IS shares' average daily net assets. These fees will increase the cost of your investment. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use the 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

  Total Fund Operating Expenses

  The expense ratio of the Fund is shown in the section entitled "Fees and Expenses". The expense ratio is made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from unde r 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one Class IS share of the Fund--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI, which is available upon request.

  International Bond Fund

	Year Ended October 31,				Year Ended September 30,
CLASS IS	2004 [1]	2003 [1]	2002	2001 [2]	2001	2000
Net asset value, beginning of period	$ 10.70	$ 9.16	$ 8.63	$ 8.45	$ 8.17	$ 9.50
Income from investment operations
Net investment income	0.40	0.44	0.44	0.08	0.42	0.33
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.83	1.86	0.47	0.10	0.36	- 1.13
Total from investment operations	1.23	2.30	0.91	0.18	0.78	- 0.80
Distributions to shareholders from
Net investment income	- 0.48	- 0.76	- 0.38	0	- 0.50	- 0.53
Net realized gains	- 0.04	0	0	0	0	0
Total distributions to shareholders	- 0.52	- 0.76	- 0.38	0	- 0.50	- 0.53
Net asset value, end of period	$ 11.41	$ 10.70	$ 9.16	$ 8.63	$ 8.45	$ 8.17
Total return	11.83%	25.48%	10.81%	2.13%	9.66%	- 8.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,816	$ 2,297	$ 133	$ 204	$ 175	$ 159
Ratios to average net assets
Expenses [3]	1.10%	1.18%	0.98%	0.93%[4]	0.96%	0.95%
Net investment income	3.71%	4.18%	5.29%	5.07%[4]	4.80%	4.26%
Portfolio turnover rate	103%	46%	54%	0%	66%	64%

  1.  Net investment income per share is based on average shares outstanding during the period.

  2.  For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  4.  Annualized

  OTHER FUND PRACTICES

  Although not a principal investment strategy, the Fund may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. Investments in investment grade fixed income securities may subject the Fund, and therefore the value of the Fund's shares, to Interest Rate Risk and Credit Risk. For a discussion of these risks, see "Overview of Fund Risks" on page 1.

  Although not a principal investment strategy, the Fund may invest up to 20% of its assets in foreign mortgage- and asset-backed securities and/or foreign bank obligations. Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

  The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging”. In these types of transactions, the currency which is sold on a forward basis against another acts as a “proxy” for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of the exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency.

  The Fund may invest in a variety of derivative instruments including futures and options. Derivatives are financial contracts whose value is based on an underlying asset, such as stock or a bond, or an underlying economic factor, such as an index or an interest rate. The Fund may also engage in strategies making use of interest rate swaps and other interest rate transactions. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge the Fund's portfolio to protect against market decline, to maintain the Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns or limit risks to a Fund's portfolio, these practices may actually reduce returns or increase volatility.

  The Fund generally does not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

  FUND GOVERNANCE

  The management and operations of the Fund are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Fund's activities and review, among other things, the Fund's performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit and Pricing Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing Committee, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

  The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

  The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions from time to time. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

  See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

  If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

  The following individuals currently serve as Trustees of the Evergreen funds:

  Independent Trustees:

  Michael S. Scofield, Chairman of the Board, Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

  Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

  K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

  Interested Trustee:

  Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

  Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

  FUND OPERATING POLICIES AND PROCEDURES

  The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

  Short-Term Trading

  Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

  To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceede d the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

  The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

  Fund Pricing

  EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

  EIMC is committed to providing a daily NAV for each Fund that is reflective of the value of the securities held within the portfolio and believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the Funds.

  Portfolio Holdings

  EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only whe re there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

  Transactions with Affiliates

  EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

  Proxy Voting

  EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of the Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

  A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

  Privacy

  EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

  INDEX DESCRIPTIONS

Index	Description	Funds
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	International Bond Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Investments
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Investments
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

  For More Information About Evergreen International Bond Fund, Ask for:

    The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.
    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.
  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  560768 RV4 (3/05)

  SEC File No.: 811-08365
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034

  EVERGREEN SELECT FIXED INCOME TRUST

  PART B

  STATEMENT OF ADDITIONAL INFORMATION

  EVERGREEN INTERNATIONAL TRUST

  EVERGREEN SELECT FIXED INCOME TRUST

  200 Berkeley Street

  Boston, Massachusetts 02116

  1.800.343.2898

  GLOBAL AND INTERNATIONAL FUNDS

  STATEMENT OF ADDITIONAL INFORMATION

  March 1, 2005

  Evergreen Emerging Markets Growth Fund (“Emerging Markets Growth Fund”)

  Evergreen Global Large Cap Equity Fund (“Global Large Cap Equity Fund”)

  (formerly, Evergreen Global Leaders Fund)

  Evergreen Global Opportunities Fund (“Global Opportunities Fund”)

  Evergreen International Bond Fund (“International Bond Fund”)

  Evergreen International Equity Fund (“International Equity Fund”)

  Evergreen Precious Metals Fund (“Precious Metals Fund”)

  (Each a “Fund” together, the “Funds”)

  Each of Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity
  Fund (formerly Evergrreen Global Leaders Fund), Evergreen Global Opportunities Fund,
  Evergreen International Fund and Evergreen Precious Metals Fund is a series of
  Evergreen International Trust

  Evergreen International Bond Fund is a series of Evergreen Select Fixed Income Trust

  (each a “Trust” together the “Trusts”)

  This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated March 1, 2005, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class R shares of International Equity Fund, and one offering Class IS shares of International Bond Fund. You may obtain each prospectus by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

  Certain information may be incorporated into this document by reference to each Fund’s Annual Report dated as of October 31, 2004. You may obtain a copy of each Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

PART 1

TRUST HISTORY	1-1
INVESTMENT POLICIES	1-1
OTHER SECURITIES AND PRACTICES	1-3
PRINCIPAL HOLDERS OF FUND SHARES	1-4
EXPENSES	1-10
COMPUTATION OF CLASS A OFFERING PRICE	1-15
SERVICE PROVIDERS	1-16
FINANCIAL STATEMENTS	1-17

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES	2-1
PURCHASE AND REDEMPTION OF SHARES	2-18
PRICING OF SHARES	2-20
PRINCIPAL UNDERWRITER	2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1	2-22
TAX INFORMATION	2-28
BROKERAGE	2-30
ORGANIZATION	2-31
INVESTMENT ADVISORY AGREEMENT	2-32
MANAGEMENT OF THE TRUST	2-34
POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS	2-39
CORPORATE AND MUNICIPAL BOND RATINGS	2-40
ADDITIONAL INFORMATION	2-49
PROXY VOTING POLICY AND PROCEDURES	A-1

  PART 1

  TRUST HISTORY

  Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund, other than Precious Metals Fund, is a diversified series of its respective Trust. Precious Metals Fund is a non-diversified series of its Trust. A copy of the Declaration of Trust, as amended, is on file as an exhibit to each Trust’s Registration Statement, of which this SAI is a part.

  On November 15, 2004, Global Large Cap Equity Fund changed its name from Evergreen Global Leaders Fund. On August 3, 2001, Global Leaders Fund acquired Evergreen Perpetual Global Fund.

  On June 14, 2002, Evergreen Emerging Markets Growth Fund acquired Evergreen Latin America Fund and Wachovia Emerging Markets Fund.

  On July 13, 2003, International Equity Fund changed its name from Evergreen International Growth Fund. On June 14, 2002, Evergreen International Growth Fund acquired Wachovia International Equity Fund. On August 31, 2001 Evergreen International Growth Fund acquired Evergreen Perpetual International Fund.

  INVESTMENT POLICIES

  FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund’s outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”). Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.	Diversification (except Precious Metals Fund)

  Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

  Further Explanation of Diversification Policy:

  To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

1a.	Non-Diversification (Precious Metals Fund only)

  The Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

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  Further Explanation of Non-Diversified Funds:

  A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, the Fund may have no more than 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

2.	Concentration

  Each Fund, other than Precious Metals Fund, may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  Further Explanation of Concentration Policy:

  Each Fund, other than Precious Metals Fund, may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  Precious Metals Fund concentrates (invests more than 25% of its total assets) in securities related to mining, processing or dealing in gold or other precious metals and minerals.

3.	Issuing Senior Securities

  Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.	Borrowing

  Each Fund may not borrow money, except to the extent permitted by applicable law.

  Further Explanation of Borrowing Policy:

  Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.	Underwriting

  Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

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6.	Real Estate

  Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.	Commodities

  Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act

8.	Lending

  Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

  Further Explanation of Lending Policy:

  To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

  When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

  The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

  OTHER SECURITIES AND PRACTICES

  For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Fund’s prospectus. The list below applies to all Funds unless otherwise noted:

  Money Market Instruments

  U.S. Government Agency Securities

  When-Issued, Delayed-Delivery and Forward Commitment Transactions

  Repurchase Agreements

  Reverse Repurchase Agreements

  Dollar Roll Transactions (applicable to International Bond Fund)

  Covered Dollar Rolls (applicable to International Bond Fund)

  Securities Lending (not applicable to Precious Metals Fund)

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  Convertible Securities

  Preferred Stocks (applicable to Emerging Markets Growth Fund)

  Warrants (not applicable to International Bond Fund)

  Swaps, Caps, Floors and Collars (applicable to International Bond Fund)

  Options and Futures Strategies

  Brady Bonds (applicable to International Bond Fund)

  Obligations of Foreign Branches of United States Banks (applicable to International Bond Fund)

  Obligations of United States Branches of Foreign Banks (applicable to International Bond Fund)

  Foreign Securities

  Foreign Currency Transactions

  High Yield, High Risk Bonds (applicable to International Bond Fund and International Equity Fund)

  Illiquid and Restricted Securities

  Investment in Other Investment Companies

  Short Sales

  Master Demand Notes (applicable to International Bond Fund)

  Payment-in-kind Securities (PIKs) (applicable to International Bond Fund)

  Zero Coupon “Stripped” Bonds (applicable to International Bond Fund)

  Mortgage-Backed or Asset-Backed Securities (applicable to International Bond Fund)

  Variable or Floating Rate Instruments (applicable to International Bond Fund)

  PRINCIPAL HOLDERS OF FUND SHARES

  As of February 1, 2005, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

  Set forth below is information with respect to each person who, to each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of February 1, 2005.

Emerging Markets Growth Fund Class A shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	11.57%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	5.33%
Emerging Markets Growth Fund Class B shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	8.81%
Emerging Markets Growth Fund Class C shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	18.65%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	9.48%

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Emerging Markets Growth Fund Class I shares
Wachovia Bank Trust Accounts 301 S. Tryon St., 11th Floor CMG 1151 Charlotte, NC 28202	45.19%
Wachovia Bank Trust Accounts 301 S. Tryon St., 11th Floor CMG 1151 Charlotte, NC 28202	35.41%
Wachovia Bank Cash/Reinvest Account ATTN Trust Oper Fd Grp 401 S. Tryon St., 3rd Floor CMG 1151 Charlotte, NC 28202-1934	16.64%
Global Large Cap Equity Fund Class A

Global Large Cap Equity Fund Class B

Global Large Cap Equity Fund Class C

Global Large Cap Equity Fund Class I shares
Wachovia Bank Cash Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	36.79%
Wachovia Bank Reinvest Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	14.67
Global Opportunities Fund Class A shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	8.93%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	5.94%

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Global Opportunities Fund Class B shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	5.22%
Global Opportunities Fund Class C shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	21.26%
Global Opportunities Fund Class I shares
Wachovia Bank 401(K) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	78.97%
International Bond Fund Class A shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	18.03%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	8.41%
International Bond Fund Class B shares
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	9.36%
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	7.25%
International Bond Fund Class C shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	37.63%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	18.22%

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International Bond Fund Class I shares
Wachovia Bank Cash Account ATTN Trust Oper Fd Grp 401 S. Tryon St., 3rd Floor CMG 1151 Charlotte, NC 28202-1934	32.18%
Wachovia Bank Reinvest Account ATTN Trust Oper Fd Grp 401 S. Tryon St., 3rd Floor CMG 1151 Charlotte, NC 28202-1934	21.30%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	12.39%
Wachovia Bank Cash/Reinvest Account ATTN Trust Oper Fd Grp 401 S. Tryon St., 3rd Floor CMG 1151 Charlotte, NC 28202-1934	9.25%
International Bond Fund Class IS shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	68.19%
International Equity Fund Class A shares
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94104-4122	8.01%
State Street Bank TTEE First Data Corporation U/A DTD 07/01/1990 105 Rosemont Ave Westwood, MA 02090-2318	7.38%
International Equity Fund Class B shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	19.95%

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International Equity Fund Class C shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	9.83%
International Equity Fund Class I shares
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	42.97%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	33.76%
Wachovia Bank Cash/Reinvest Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.96%
International Equity Fund Class R shares
Hartford Life Insurance Co. Separate Account ATTN Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	47.22%
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	38.34%
MCB Trust Services Cust. FBO Valence Technology Inc. 700 17th St., Ste 300 Denver, CO 80202-3531	14.43%
Precious Metals Fund Class A shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	9.49%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	5.89%

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Precious Metals Fund Class B shares
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	14.41%
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	10.71%
Precious Metals Fund Class C shares
Citigroup Global Markets Inc. House Account ATTN: Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	25.70%
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Dr., E. 2nd Floor Jacksonville, FL 32246-6484	18.87%
Precious Metals Fund Class I shares
Wachovia Bank 401(K) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	14.75%
State Street Bank and Trust Co. Cust. IRA FBO Neill Donnelly 127 Diamond Way Fernley, NV 89408-9483	12.58%
NATC & Co. FBO Provise Management Group 10881 Lowell Ave, Ste 100 Overland Park, KS 66210-1666	8.96%
State Street Bank and Trust Co. Cust. Rollover IRA FBO William F. Baker 2 Highgate Rd Riverside, CT 06878-2611	7.98%
Barbara J. Stevens TTEE The Stevens Family Trust U/A DTD 10-28-99 97 Compo Road North Westport, CT 06880-2510	7.12%

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  EXPENSES

  Advisory Fees

  Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

  EIMC is entitled to receive from the Emerging Markets Growth Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $200 million	1.30%
Next $200 million	1.20%
Next $200 million	1.10%
Over $600 million	1.00%

  EIMC is entitled to receive from the Global Large Cap Equity Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $200 million	0.87%
Next $200 million	0.80%
Next $200 million	0.75%
Over $600 million	0.70%

  EIMC is entitled to receive from Global Opportunities Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $200 million	0.91%
Next $200 million	0.86%
Next $200 million	0.76%
Over $600 million	0.66%

  EIMC is entitled to receive from International Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.52%
Next $250 million	0.50%
Next $500 million	0.48%
Over $1 billion	0.45%

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  EIMC is entitled to receive from International Equity Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

  EIMC is entitled to receive from Precious Metals Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $100 million	0.660%
Next $100 million	0.535%
Over $200 million	0.410%

  Advisory Fees Paid

  Below are the advisory fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year Ended	Advisory Fees Paid	Advisory Fees Waived
October 31, 2004
Emerging Markets Growth Fund	$3,107,032	$131,726
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$1,545,615	$138,501
Global Opportunities Fund	$1,318,931	$0
International Bond Fund	$1,590,244	$0
International Equity Fund	$7,307,788	$0
Precious Metals Fund	$1,683,118	$0
October 31, 2003
Emerging Markets Growth Fund	$1,709,714	$680,527
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$1,904,251	$0
Global Opportunities Fund	$1,053,346	$0
International Bond Fund	$537,039	$0
International Equity Fund	$5,353,474	$0
Precious Metals Fund	$1,097,525	$0
October 31, 2002
Emerging Markets Growth Fund	$914,509	$494,102
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$2,813,352	$0
Global Opportunities Fund	$1,332,821	$0
International Bond Fund	$264,238	$60,437
International Equity Fund	$4,281,210	$0
Precious Metals Fund	$707,173	$0

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  Sub-Advisory Fees Paid

  EIMC has entered into a sub-advisory agreement with Evergreen International Advisors (Evergreen International) with respect to International Bond Fund. EIMC will pay Evergreen International a fee at the annual rate of 0.52% of the average daily net assets of the Fund.

  Brokerage Commissions

  Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers; and (2) to Wachovia Securities, LLC, an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding the brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year Ended	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
October 31, 2004
Emerging Markets Growth Fund	$965,504	$0
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$615,438	$12,360
Global Opportunities Fund	$1,052,972	$13,999
International Bond Fund	$0	$0
International Equity Fund	$5,128,192	$0
Precious Metals Fund	$1,904,375	$0
October 31, 2003
Emerging Markets Growth Fund	$1,050,572	$20,320
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$1,266,255	$133,107
Global Opportunities Fund	$1,513,904	$49,231
International Bond Fund	$0	$0
International Equity Fund	$6,734,265	$41,643
Precious Metals Fund	$1,679,999	$26,363
October 31, 2002
Emerging Markets Growth Fund	$667,884	$9,465
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$954,431	$148,639
Global Opportunities Fund	$1,797,734	$28,995
International Bond Fund	$0	$0
International Equity Fund	$4,241,000	$0
Precious Metals Fund	$534,495	$13,600

  Percentage of Brokerage Commissions

  The table below shows, for the fiscal year ended October 31, 2004, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC; and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

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Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC
Emerging Markets Growth Fund	0.0%	0.0%
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	2.0%	2.2%
Global Opportunities Fund	1.3%	0.9%
International Bond Fund	0.0%	0.0%
International Equity Fund	0.0%	0.0%
Precious Metals Fund	0.0%	0.0%

  Portfolio Turnover

  The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

  12b-1 Fees

  Below are the 12b-1 fees paid by each Fund for the fiscal year ended October 31, 2004. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class A and Class IS shares do not pay distribution fees.

Fund	Class A	Class B		Class C		Class IS
	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Emerging Markets Growth Fund	$93,256	$42,968	$14,323	$62,089	$20,697	N/A
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$299,417	$435,249	$145,083	$222,838	$74,279	N/A
Global Opportunities Fund	$284,690	$213,900	$71,300	$145,519	$48,507	N/A
International Bond Fund	$53,052	$26,078	$8,693	$69,427	$23,143	$10,841
International Equity Fund	$677,136	$327,230	$109,076	$423,822	$141,274	N/A
Precious Metals Fund	$558,661	$316,581	$105,527	$650,416	$216,805	N/A

Class R
Fund	Service Fees
International Equity Fund	$1,020

  Underwriting Commissions

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  Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year Ended	Total Underwriting Commissions	Underwriting Commissions Retained
October 31, 2004
Emerging Markets Growth Fund	$171,740	$9,762
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$76,649	$4,519
Global Opportunities Fund	$170,738	$11,059
International Bond Fund	$608,299	$30,978
International Equity Fund	$805,647	$38,864
Precious Metals Fund	$2,518,356	$145,092
October 31, 2003
Emerging Markets Growth Fund	$85,014	$5,165
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$103,020	$6,786
Global Opportunities Fund	$143,256	$8,432
International Bond Fund	$22,263	$708
International Equity Fund	$908,824	$29,602
Precious Metals Fund	$2,246,432	$98,842
October 31, 2002
Emerging Markets Growth Fund	$79,638	$9,193
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$346,049	$16,616
Global Opportunities Fund	$264,534	$15,501
International Bond Fund	$0	$0
International Equity Fund	$683,929	$23,570
Precious Metals Fund	$1,872,027	$63,168

  Trustee Compensation

  Listed below is the Trustee compensation paid by the Funds for the fiscal year ended October 31, 2004 and by the Trusts and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2004. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

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Trustee	Aggregate compensation from the Trusts for the year ended 10/31/2004	Total compensation from the Evergreen fund complex for the twelve months ended 12/31/2004(1)
Laurence B. Ashkin(2)	$257	$0
Charles A. Austin III	$4,237	$177,084
Arnold H. Dreyfuss(2)	$257	$0
Shirley L. Fulton(3)	$2,531	$122,834
K. Dun Gifford	$4,409	$178,334
Leroy Keith Jr.	$3,987	$162,334
Gerald M. McDonnell	$3,987	$162,334
William Walt Pettit	$3,987	$162,334
David M. Richardson	$3,987	$162,334
Russell A. Salton, III	$4,362	$178,334
Michael S. Scofield	$5,416	$221,334
Richard J. Shima	$4,414	$178,334
Richard K. Wagoner	$3,987	$162,334

(1)

  Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2004. The amounts listed below will be payable in later years to the respective Trustees:

Austin	$106,250
Fulton	$30,709
McDonnell	$48,700
Pettit	$56,817
Shima	$62,417

(2)	As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss’ three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.
(3)	Ms. Fulton became a Trustee effective April 1, 2004.

  COMPUTATION OF CLASS A OFFERING PRICE

  Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of Class A shares as of October 31, 2004. For more information, see “ Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge(1)	Offering Price Per Share
Emerging Markets Growth Fund	$12.60	5.75%	$13.37
Global Large Cap Equity Fund	$14.31	5.75%	$15.18
Global Opportunities Fund	$22.21	5.75%	$23.56
International Bond Fund	$11.41	4.75%	$11.98
International Equity Fund	$8.15	5.75%	$8.65
Precious Metals Fund	$33.54	5.75%	$35.59
(1)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

  Current Yield

  Below are the current yields for each class of shares of International Bond Fund as of October 31, 2004For more information, see “30-day Yield” under “Performance Calculations” in Part 2 of this SAI.

  1-15

30-Day Yield
Fund	Class A	Class B	Class C	Class I	Class IS
International Bond Fund	3.11%	2.59%	2.59%	3.56%	3.31%

  SERVICE PROVIDERS

  Administrator

  Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trusts’ Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

Average Daily Net Assets of the Evergreen Funds	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

  Administrative Fees Paid

  Below are the administrative fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year Ended	Administrative Fee Paid
October 31, 2004
Emerging Markets Growth Fund	$244,914
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$193,464
Global Opportunities Fund	$144,836
International Bond Fund	$308,266
International Equity Fund	$1,697,292
Precious Metals Fund	$319,327
October 31, 2003
Emerging Markets Growth Fund	$170,817
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$218,880
Global Opportunities Fund	$115,752
International Bond Fund	$103,277
International Equity Fund	$1,151,916
Precious Metals Fund	$183,738
October 31, 2002
Emerging Markets Growth Fund	$100,268
Global Large Cap Equity Fund (formerly known as Global Leaders Fund)	$323,374
Global Opportunities Fund	$146,464
International Bond Fund	$62,438
International Equity Fund	$855,891
Precious Metals Fund	$110,700

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  Distributor

  EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives.

  Transfer Agent

  Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

  Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.75	$9.00
Semiannual Dividend Funds	$21.75	$9.00
Annual Dividend Funds	$21.75	$9.00

*	For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.
**	Closed accounts are maintained on the system in order to facilitate historical and tax information.

  Independent Registered Public Account Firm

  KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

  Custodian

  State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund’s securities and cash and performs other related duties.

  Legal Counsel

  Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the independent Trustees of the Trusts.

  Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, provides legal advice to the Funds.

  FINANCIAL STATEMENTS

  The audited financial statements and the report of the independent registered public account firm thereon are hereby incorporated by reference to the Funds’ Annual Reports (File No. 811-08365; Accession No. 0000936772-05-000009), copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 by calling toll-free 1.800.343.2898 or by downloading them off our website at EvergreenInvestments.com.

  1-17

  Statement of Additional Information (SAI)

  PART 2

  ADDITIONAL INFORMATION ON SECURITIES

  AND INVESTMENT PRACTICES

  The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

  Money Market Instruments

  The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

  U.S. Government Agency Securities

  The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

  These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

  Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

(i)	Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;
(ii)	Farmers Home Administration;
(iii)	Federal Home Loan Banks;
(iv)	Federal Home Loan Mortgage Corporation;
(v)	Federal National Mortgage Association; and
(vi)	Student Loan Marketing Association.

  Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or “certificates” represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

  Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

  The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

  Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

  When-Issued, Delayed-Delivery and Forward Commitment Transactions

  The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

  The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

  Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

  Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

  Repurchase Agreements

  The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

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  The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund’s investment advisor believes that under the regular procedures normally in effect for custody of the Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

  Reverse Repurchase Agreements

  As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

  The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

  When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

  Leverage

  The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

  Dollar Roll Transactions

  The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

  Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

  2-2

  Covered Dollar Rolls

  The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

  Securities Lending

  The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund’s investment objective and policies described in the prospectus.

  Convertible Securities

  The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

  Preferred Stocks

  The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

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  Warrants

  The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

  Swaps, Caps, Floors and Collars

  The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody’s Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund’s investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  Indexed Securities

  The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

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  Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

  Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Fund’s investment advisor considers that the Austrian schilling is linked to the German deutschmark (the “D-mark”), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

  Options and Futures Strategies

  The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

  The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

  Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

  The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

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  The Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

  The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

  Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

  The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

  The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

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  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund’s loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund’s ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund’s futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund’s futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund’s futures position and the securities held by or to be purchased for the Fund. The Fund’s investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund’s futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

  “Margin” in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of “initial margin” in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

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  Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

  Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

  The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

  Brady Bonds

  The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

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  Obligations of Foreign Branches of United States Banks

  The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

  Obligations of United States Branches of Foreign Banks

  The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

  Foreign Securities

  The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

  The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

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  Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

  The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

  Foreign Currency Transactions

  As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

  Currency Cross-hedge

  A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

  Currency Proxy-hedge

  A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

  Creating a Net Long Position Versus a Foreign Currency

  Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

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  Premium Securities

  The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such “premium” securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

  High Yield, High Risk Bonds

  The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer’s ability to meet its debt obligations may also be adversely affected by the issuer’s inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond’s market price, (b) the Fund’s ability to sell the bond, and (c) the Fund’s ability to obtain accurate market quotations for purposes of valuing its assets.

  For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

  Sovereign Debt Obligations

  The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

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  Illiquid and Restricted Securities

  The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

  The Fund may invest in “restricted” securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 (“Rule 144A”) allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund’s compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

  Investment in Other Investment Companies

  The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

  Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

  Short Sales

  A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

  The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

  Municipal Securities

  The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

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  Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

  The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

  The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by S&P, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund’s investment advisor would consider such events in determining whether the Fund should continue to hold it.

  The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund’s investment advisor may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

  From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the Fund’s investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meetcertain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

  U.S. Virgin Islands, Guam and Puerto Rico

  The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

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  Tender Option Bonds

  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

  Master Demand Notes

  The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days’ notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days’ notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund’s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

  Payment-in-kind Securities

  The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer’s option, for a specified period. The issuer’s option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

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  PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

  An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

  As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

  Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

  Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

  Zero Coupon “Stripped” Bonds

  The Fund may invest in zero coupon “stripped” bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a “constant yield” method. Any such income increases the holder’s tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder’s basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

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  Mortgage-Backed or Asset-Backed Securities

  The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

  Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

  TBA Mortgage Securities

  TBA refers to “To Be Announced.” These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

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  Variable or Floating Rate Instruments

  The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Real Estate Investment Trusts

  The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

  Limited Partnerships

  The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

  For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

  A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

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  Stand-by Commitments

  When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

  Domestic Equity Depositary Receipts

  The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

  Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

  The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

  PURCHASE AND REDEMPTION OF SHARES

  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund’s shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund’s shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

  Class A Shares

  The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

  There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

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  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

  In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

  Class B Shares

  The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

  Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

  The Fund’s prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

  Contingent Deferred Sales Charge

  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see “Distribution Expenses Under Rule 12b-1” below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

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  Redemption-in-kind

  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of the period.

  Exchanges

  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust’s Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

  Automatic Reinvestment

  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder’s address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder’s name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

  PRICING OF SHARES

  Calculation of Net Asset Value

  The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  The NAV of the Fund is calculated by dividing the value of the Fund’s net assets attributable to that class by all of the shares issued for that class.

  Valuation of Portfolio Securities

  Current values for the Fund’s portfolio securities are determined as follows:

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  (1)      Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

  (2)      Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  (3)      Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

  (4)      Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

  (5)      Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

  (6)      Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

  Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust’s Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

  PRINCIPAL UNDERWRITER

  EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

  EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

  All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

  EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

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  The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust’s Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust’s Trustees, in each case, cast in person at a meeting called for that purpose.

  The Underwriting Agreement may be terminated, without penalty, on 60 days’ written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its “assignment,” as that term is defined in the 1940 Act.

  From time to time, if, in EIS’s judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

  DISTRIBUTION EXPENSES UNDER RULE 12b-1

  The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

  Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75	%(a)
B	1.00%
C	1.00%
S	0.75	%(b)
S1	0.75	%(b)
Administrative	0.75	%(c)
Institutional Service	0.75	%(d)
Investor	0.75	%(e)
Participant	0.75	%(f)
Reserve	0.75	%(g)
Resource	1.00	%(h)
R	1.00	%(i)

(a)	Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.
(b)

  Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c)

  Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

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(d)

  Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e)

  Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f)

  Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g)

  Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h)

  Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i)	Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

  Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

  The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)	to compensate broker-dealers or other persons for distributing Fund shares;
(2)	to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and
(3)	to otherwise promote the sale of Fund shares.

  The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

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  In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

  Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

  Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

  Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

  Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

  The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

  Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

  The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder’s particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

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  In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

  All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund’s outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days’ written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

  SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

  EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

  The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fundand Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

  The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

  The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

  The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

  The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

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  The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

  The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

  The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

  The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

  The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

  The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

  EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

  In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

  No service fees are paid on sales of any Class I or Institutional shares of the Fund.

  Commissions

  EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

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* Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Long-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Short-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**
	** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

  EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

  EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

  EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

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  No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.

  TAX INFORMATION

  Requirements for Qualifications as a Regulated Investment Company

  The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in the securities of one or more publicly traded partnerships. By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

  Taxes on Distributions

  Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

  From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

  Distributions by the Fund reduce its NAV. A distribution that reduces the Fund’s NAV below a shareholder’s cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

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  All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

  If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund’s investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

  Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

  The Fund expects that substantially all of its dividends will be “exempt interest dividends,” which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund’s assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

  Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a “related person” to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

  Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund’s exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to “adjusted current earnings”).

  Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund’s investment income and long-term capital gains received by the shareholder.

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  Taxes on the Sale or Exchange of Fund Shares

  Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder’s loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

  Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

  Other Tax Considerations

  The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to nonresident alien shareholders. The withholding obligation generally will not apply to dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008.

  BROKERAGE

  Brokerage Commissions

  If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

  If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

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  Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

  Selection of Brokers

  When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.	ability to provide the best net financial result to the Fund;
2.	efficiency in handling trades;
3.	ability to trade large blocks of securities;
4.	readiness to handle difficult trades;
5.	financial strength and stability; and
6.	provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

  The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

  When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

  Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

  Simultaneous Transactions

  The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

  ORGANIZATION

  The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

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  Description of Shares

  The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

  Voting Rights

  Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

  After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

  Limitation of Trustees’ Liability

  The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

  Code of Ethics

  The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

  INVESTMENT ADVISORY AGREEMENT

  On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the “Advisory Agreement”). Under the Advisory Agreement, and subject to the supervision of the Trust’s Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund’s assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

  If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as “Managers”) for the Fund and monitors each Manager’s investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

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  The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors’ charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers’ fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders’ and Trustees’ meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund’s outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days’ written notice by the Trust’s Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its “assignment” as that term is defined in the 1940 Act.

  In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

  After reviewing a variety of factors, such as those described above, the Trustees concluded that the service provided by the investment advisor was sufficient and met the terms of the contract, and that the fees were reasonable and consistent with industry norms for funds of comparable size and asset class.

  Managers (Evergreen Masters Fund only)

  Evergreen Masters Fund’s investment program is based upon the investment advisor’s multi-manager concept. The investment advisor allocates the Fund’s portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations (“Managers”), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund’s portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund’s investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund’s investment advisor. EIMC’s Value Equity team and Large Cap Growth team each manage a portion of the Fund’s portfolio. Along with EIMC, the Fund’s current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund’s portfolio.

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  The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a “manager of managers” strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust’s Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers’ fees only in the aggregate.

  Transactions Among Advisory Affiliates

  The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act (“Rule 17a-7 Procedures”). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant’s investment objective.

  MANAGEMENT OF THE TRUST

  The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See “Expenses-Trustee Compensation” in Part 1 of this SAI.

  The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund’s investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee. For the fiscal year ended October 31, 2004, the Executive Committee held twenty-two committee meetings.

  The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

  The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund’s investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

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  The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

  The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended October 31, 2004, the Audit Committee held five committee meetings.

  The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee. In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. The Board Pricing Committee which was formed on June 16, 2004 did not meet during the fiscal year ended October 31, 2004. Since October 31, 2004, the Board Pricing Committee has met twice.

  The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended October 31, 2004, the Performance Committee held five committee meetings.

  Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202.

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  Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/52	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

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Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

  Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

*

  Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton’s initial term ends March 31, 2007 at which time she may be re-elected by the Trustees.

**	Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds’ investment advisor.

  Trustee Ownership of Evergreen Funds Shares

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  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2004. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees’ Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees’ Deferred Compensation Plan.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III*	Evergreen Health Care Fund	$10,001-$50,000	Over $100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton**	N/A
K. Dun Gifford	Evergreen Growth and Income Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith,Jr.	Evergreen Limited Duration Fund	$1-$10,000	$1-$10,000
Gerald M. McDonnell*	Evergreen Emerging Markets Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Technology Fund	$1-$10,000
William Walt Pettit*	Evergreen Aggressive Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Global Leaders Fund	$1-$10,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Money Market Fund	$1-$10,000
David M. Richardson	Evergreen Equity Index Fund	$10,001-$50,000	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
Dr. Russell A. Salton, III***	See below
Michael S. Scofield*	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000

Richard J. Shima*	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
Richard K. Wagoner	Evergreen Emerging Growth Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Special Values Fund	Over $100,000

*

  In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees’ Deferred Compensation Plan.

**

  Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees’ Deferred Compensation Plan.

***	Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees’ Deferred Compensation Plan.

  2-38

  Set forth below are the officers of each of the eleven Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963	Treasurer	Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

  POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

  A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

  No other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except for dissemination (i) required by law, (ii) to external subadvisers with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper) and, in such cases, only where there are signed confidentiality agreements in place that are approved through Evergreen’s legal division. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

  2-39

  This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities. Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy. The Fund’s Board had reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

  CORPORATE AND MUNICIPAL BOND RATINGS

  The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer’s ability to pay interest and/or principal when due. Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

  If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

  The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The “Credit Quality” terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

  COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

  CORPORATE BONDS

  LONG-TERM RATINGS

  Moody’s Corporate Long-Term Bond Ratings

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  S&P Corporate Long-Term Bond Ratings

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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  BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Fitch Corporate Long-Term Bond Ratings

  Investment Grade

  AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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  BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

  DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

  + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

  CORPORATE SHORT-TERM RATINGS

  Moody’s Corporate Short-Term Issuer Ratings

  Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

  —  Leading market positions in well-established industries.

  —  High rates of return on funds employed.

  —  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  —  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  —  Well-established access to a range of financial markets and assured sources of alternate liquidity.

  2-43

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

  S&P Corporate Short-Term Obligation Ratings

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

  Fitch Corporate Short-Term Obligation Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D Default. Denotes actual or imminent payment default.

  MUNICIPAL BONDS

  LONG-TERM RATINGS

  Moody’s Municipal Long-Term Bond Ratings

  Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  2-45

  Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  S&P Municipal Long-Term Bond Ratings

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  2-46

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Fitch Municipal Long-Term Bond Ratings

  Investment Grade

  AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

  DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

  2-47

  + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

  SHORT-TERM MUNICIPAL RATINGS

  Moody’s Municipal Short-Term Issuer Ratings

  Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--	Leading market positions in well-established industries.
--	High rates of return on funds employed.
--	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
--	Broad margins in earnings coverage of fixed financial changes and high internal cash generation.
--	Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Moody’s Municipal Short-Term Loan Ratings

  MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

  MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

  SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

  S&P Commercial Paper Ratings

  2-48

  A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated B are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

  S&P Municipal Short-Term Obligation Ratings

  SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

  SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3 Speculative capacity to pay principal and interest.

  Fitch Municipal Short-Term Obligation Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D Default. Denotes actual or imminent payment default.

  ADDITIONAL INFORMATION

  Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

  2-49

  No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund’s prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

  The Fund’s prospectus and SAI omit certain information contained in the Trust’s registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

  2-50

  Appendix A

  Evergreen Investment Management Company, LLC

  Proxy Voting Policy and Procedures

  ISS Proxy Voting Guidelines Summary

  June 16, 2003

  Statement of Principles

  Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

  Proxy Voting Records

  A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

  Corporate Governance Committee

  EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee. The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

  Conflicts of Interest

  EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

  In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

  If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

  Share Blocking

  EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

  2-51

  Proxy Voting Guideline Summary

I.	The Board of Directors

  Voting on Director Nominees in Uncontested Elections

  Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
•	Are inside directors and sit on the audit, compensation, or nominating committees
•	Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

  In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

  Separating Chairman and CEO

  Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

  Proposals Seeking a Majority of Independent Directors

  Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

  Stock Ownership Requirements

  Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

  Term of Office

  Vote against shareholder proposals to limit the tenure of outside directors.

  2-52

  Age Limits

  Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

  Director and Officer Indemnification and Liability Protection

  Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

  Charitable Contributions

  Vote against proposals regarding charitable contributions.

II.	Proxy Contests

  Voting for Director Nominees in Contested Elections

  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

  Reimburse Proxy Solicitation Expenses

  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.	Auditors

  Ratifying Auditors

  Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.	Proxy Contest Defenses

  Board Structure: Staggered vs. Annual Elections

  Vote against proposals to classify the board.

  Vote for proposals to repeal classified boards and to elect all directors annually.

  2-53

  Shareholder Ability to Remove Directors

  Vote against proposals that provide that directors may be removed only for cause.

  Vote for proposals to restore shareholder ability to remove directors with or without cause.

  Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  Vote for proposals that permit shareholders to elect directors to fill board vacancies.

  Cumulative Voting

  Vote against proposals to eliminate cumulative voting.

  Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

  Shareholder Ability to Call Special Meetings

  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

  Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

  Shareholder Ability to Act by Written Consent

  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

  Vote for proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Alter the Size of the Board

  Vote for proposals that seek to fix the size of the board.

  Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.	Tender Offer Defenses

  Poison Pills

  Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

  Review on a case-by-case basis management proposals to ratify a poison pill.

  Fair Price Provisions

  Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

  Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

  Greenmail

  Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

  Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

  Pale Greenmail

  Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  Unequal Voting Rights

  Vote against dual-class exchange offers.

  Vote against dual-class recapitalizations.

  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

  Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  Supermajority Shareholder Vote Requirement to Approve Mergers

  Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

  Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  White Squire Placements

  Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.	Miscellaneous Governance Provisions

  Confidential Voting

  Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

  Vote for management proposals to adopt confidential voting.

  Equal Access

  Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

  Bundled Proposals

  Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

  Shareholder Advisory Committees

  Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.	Capital Structure

  Common Stock Authorization

  Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

  Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

  Stock Distributions: Splits and Dividends

  Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

  Reverse Stock Splits

  Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

  Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

  Preferred Stock

  Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

  Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

  Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

  Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

  Shareholder Proposals Regarding Blank Check Preferred Stock

  Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  Adjustments to Par Value of Common Stock

  Vote for management proposals to reduce the par value of common stock.

  Preemptive Rights

  Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

  Debt Restructurings

  Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  Share Repurchase Programs

  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

  Tracking Stock

  Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance changes
•	excessive increases in authorized capital stock
•	unfair method of distribution
•	diminution of voting rights
•	adverse conversion features
•	negative impact on stock option plans
•	other alternatives such as spinoff

VIII.	Executive and Director Compensation

  Votes with respect to compensation plans should be determined on a case-by-case basis.

  Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

  Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

  Management Proposals Seeking Approval to Reprice Options

  Vote on management proposals seeking approval to reprice options on a case-by-case basis.

  Director Compensation

  Votes on stock-based plans for directors are made on a case-by-case basis.

  Employee Stock Purchase Plans

  Votes on employee stock purchase plans should be made on a case-by-case basis.

  OBRA-Related Compensation Proposals:

  Amendments that Place a Cap on Annual Grants or Amend Administrative

  Features

  Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Added Performance-Based Goals

  Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

  Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  Shareholder Proposals to Limit Executive and Director Pay

  Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

  Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

  Golden and Tin Parachutes

  Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

  Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

  Employee Stock Ownership Plans (ESOPs)

  Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

  401(k) Employee Benefit Plans

  Vote for proposals to implement a 401(k) savings plan for employees.

IX.	State of Incorporation

  Voting on State Takeover Statutes

  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

  Voting on Reincorporation Proposals

  Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.	Mergers and Corporate Restructurings

  Mergers and Acquisitions

  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

  Corporate Restructuring

  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

  Spinoffs

  Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  Asset Sales

  Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

  Liquidations

  Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  Appraisal Rights

  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

  Changing Corporate Name

  Vote for changing the corporate name.

XI.	Mutual Fund Proxies

  Election of Directors

  Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

  Votes should be withheld from directors who:

•

  attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding
•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	are interested directors and sit on the audit or nominating committee
•	are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

  Converting Closed-end Fund to Open-end Fund

  Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

  Proxy Contests

  Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

  Investment Advisory Agreements

  Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

  Approving New Classes or Series of Shares

  Vote for the establishment of new classes or series of shares.

  Preferred Stock Proposals

  Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

  1940 Act Policies

  Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

  Changing a Fundamental Restriction to a Nonfundamental Restriction

  Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

  Change Fundamental Investment Objective to Nonfundamental

  Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

  Name Rule Proposals

  Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

  Disposition of Assets/Termination/Liquidation

  Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

  Changes to the Charter Document

  Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

  Changing the Domicile of a Fund

  Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

  Change in Fund’s Subclassification

  Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

  Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

  Vote against these proposals.

  Distribution Agreements

  Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

  Master-Feeder Structure

  Vote for the establishment of a master-feeder structure.

  Changes to the Charter Document

  Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

  Mergers

  Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

  Shareholder Proposals

  Establish Director Ownership Requirement

  Vote against the establishment of a director ownership requirement.

  Reimburse Shareholder for Expenses Incurred

  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

  Terminate the Investment Advisor

  Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.	Social and Environmental Issues

  Energy and Environment

  In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

  Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

  South Africa

  In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

  Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

  Northern Ireland

  In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

  Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

  Military Business

  In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

  Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

  Maquiladora Standards and International Operations Policies

  In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

  Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

  World Debt Crisis

  In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

  Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

  Equal Employment Opportunity and Discrimination

  In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

  Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

  Animal Rights

  In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

  Product Integrity and Marketing

  In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

  Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

  Human Resources issues

  In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

  Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

  EVERGREEN SELECT FIXED INCOME TRUST

  PART C

  OTHER INFORMATION

  Item 22.            Exhibits

  Unless  otherwise  indicated,  each of the  Exhibits  listed below is filed herewith.

Exhibit Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 23 Filed on July 14, 2003

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 12 Filed on January 26, 2001

(c)

  Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), VI.(3), IV.(8), V, VI, VII, VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit (a) and (b) above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 Filed on August 28, 2004

(d)(2)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 Filed on February 28, 2002

(d)(3)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen International Advisors, Inc. (formerly known as First International Advisors, Inc.)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 Filed on August 8, 2003

(d)(4)	Letter Amendment to Sub-Advisory Agreement between the Registrant and Evergreen International Advisors, Inc. (formerly known as First International Advisors, Inc.) (Evergreen International Bond Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 Filed on August 8, 2003

(e)(1)	Principal Underwriting Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 Filed on August 28, 2004

(e)(2)	Dealer Agreement and Amendment to Dealer Agreement used by Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 Filed on August 28, 2004

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 12 Filed on January 26, 2001

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 16 Filed on February 28, 2002

(g)(2)	Amended Pricing Schedule to Custodian Agreement between Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 21 Filed on February 26, 2003

(h)(1)	Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 Filed on August 8, 2003

(h)(2)	Transfer Agent Agreement between the Registrant and Evergreen Service Company, LLC	Contained herein.

(h)(3)	Tax Administration Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 23 Filed on July 14, 2003

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 Filed on August 17, 1999

(i)(3)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 Filed on August 17, 2002

(j)(1)	Consent of KPMG LLP Global and International Funds	Contained herein.

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution Plan for the Institutional Service Class Shares	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on August 28, 2004

(m)(2)	Distribution Plan for Class A Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 Filed on September 30, 2003

(m)(3)	Distribution Plan for Class B Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 Filed on September 30, 2003

(m)(4)	Distribution Plan for Class C Shares	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 Filed on September 30, 2003

(m)(5)	Distribution Plan for Class R Shares	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 Filed on October 7, 2003

(o)	Not applicable

(n)	Multiple Class Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 Filed on October 7, 2003

(p(1)	Code of Ethics of Evergreen Investment Management Company, LLC	Contained herein

(p)(2)	Code of Ethics of Evergreen International Advisors, Inc. (formerly known as First International Advisors, Inc.)	Contained herein

(p)(3)	Code of Ethics of Tattersall Advisory Group, Inc.	Contained herein

  Item 23.           Persons Controlled by or Under Common Control with Registrant.

  None

  Item 24.           Indemnification.

  Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

  Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

  Provisions for the indemnification of the Registrant's Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Management Agreements and Sub-Advisory Agreements.

  Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Administration Agreement, respectively, between Evergreen Investment Services, Inc. and the Registrant.

  Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant’s transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

  Provisions for the indemnification of State Street Bank and Trust Co., the Registrant’s custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

  Item 25.           Business or Other Connections of Investment Advisor.

  The Directors and principal executive officers of Wachovia Bank, N.A. are:

  G. Kennedy Thompson             Chairman, Chief Executive Officer and Director
                                                                Wachovia Corporation and Wachovia Bank, N.A.

  Marc C. Treanor                                  Executive Vice President, Secretary & General
                                                                Counsel
                                                                Wachovia Corporation; Secretary and Executive
                                                                Vice President,
                                                                Wachovia Bank, N.A.

  Robert P. Kelly                                    Senior Executive Vice President and Chief
                                                                Financial Officer
                                                                Wachovia Corporation and Wachovia Bank, N.A.

  All of the above persons are located at the following address: Wachovia Bank, N.A.,
  One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.

  The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

  The information required by this item with respect to Tattersall Advisory Group, Inc. and is incorporated by reference to the Form ADV (File No.
  801-53633) of Tattersall Advisory Group, Inc.

  The information required by this item with respect to First International Advisors, Inc. and is incorporated by reference to the Form ADV
  (File No. 801-51089) of Evergreen International Advisory Group, Inc.

  Item 26.           Principal Underwriter.

  Evergreen Investment Services, Inc. (EIS) acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen “fund complex” as such term is defined in Item  22(a) of Schedule 14A under the Securities Exchange Act of 1934.

  Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-50354:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

James F. Angelos	Chief Compliance Officer	Chief Operating Officer
Maryann Bruce	President	None
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary

  Item 27.           Location of Accounts and Records.

  All accounts and records  required to be maintained by Section 31(a) of the Investment  Company Act of 1940 and the Rules 31a-1  through  31a-3  promulgated thereunder are maintained at one of the following locations:

  Evergreen Investment Services, Inc., Evergreen Service Company, LLC and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

  Wachovia Bank, One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

  Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

  Evergreen International Advisors, Inc., Centurion House, 24 Monument Street,
  London EC3R 8AQ.

  Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

  State Street Bank and Trust Company, 2 Heritage  Drive, North Quincy, Massachusetts 02171

  Item 28.           Management Services.

  Not Applicable

  Item 29.           Undertakings.

  The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

  NOTICE

  A copy of the Certificate of Trust of Evergreen Select Fixed Income Trust (the “Trust”), togehter with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 34 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 25th day of February, 2005.

  EVERGREEN SELECT FIXED INCOME TRUST

  By: /s/ Michael H. Koonce
   Name: Michael H. Koonce
  Title: Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of February 2005.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Carol A. Kosel
Dennis H. Ferro*	Michael H. Koonce*	Carol A. Kosel*
President	Secretary	Treasurer
(Chief Executive Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Shirley L. Fulton
Richard J. Shima*	Shirley L. Fulton*
Trustee	Trustee

  *By: /s/ Maureen E. Towle
  Maureen E. Towle
  Attorney-in-Fact

  * Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT

(j)(1)	Consent of KPMG LLP
(p)(1)	Code of Ethics of Evergreen Investment Management Company, LLC
(p)(2)	Code of Ethics of Evergreen International Advisors, Inc. (formerly known as First International Advisors, Inc.
(p)(3)	Code of Ethics of Tattersall Advisory Group, Inc.

  =